Northern Lights Fund Trust III

On behalf of

Good Harbor Tactical Select Fund

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

1-877-270-2848

March 18, 2022

Dear Valued Shareholder:

A Special Meeting of Shareholders of the Good Harbor Tactical Select Fund (the “Acquired Fund”), a series of Northern Lights Fund Trust III (the “Trust”), has been scheduled for April 29, 2022 (the “Special Meeting”). At the Special Meeting, shareholders of the Acquired Fund will consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) of the Acquired Fund into the AXS Multi-Strategy Alternatives Fund (the “Acquiring Fund”), a series of Investment Managers Series Trust II (“IMST II”). The Reorganization Agreement will provide for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, and the distribution of the Acquiring Fund’s shares received by the Acquired Fund to its shareholders in complete liquidation of the Acquired Fund (the “Reorganization”).

The shares of the Acquiring Fund you receive will have the same aggregate net asset value as that of your shares of the Acquired Fund at the time of the Reorganization. Shares will be exchanged as follows:

Northern Lights Fund Trust III		Investment Managers Series Trust II
Good Harbor Tactical Select Fund		AXS Multi-Strategy Alternatives Fund
Class A Shares Class C Shares Class I Share	→ → →	Investor Class Investor Class Class I Share

The Reorganization generally is not expected to result in the recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. No sales charges or redemption fees will be imposed in connection with the Reorganization. If the shareholders of the Acquired Fund do not approve the Reorganization of the Acquired Fund, then the Reorganization will not be implemented and the Board of Trustees of the Trust (the “Board”) will consider additional actions as it deems to be in the best interests of the Acquired Fund, including the possible liquidation of the Acquired Fund.

Good Harbor Financial, LLC is the investment adviser for the Acquired Fund and AXS Investments LLC (“AXS”) is the investment adviser for the Acquiring Fund. Following the Reorganization, Good Harbor Financial, LLC will not be involved in the management of the Acquiring Fund. The Funds have different investment objectives and similar investment strategies and policies. The investment objectives, strategies and policies of the Acquiring Fund and the Acquired Fund are further described in the attached Proxy Statement/Prospectus.

After careful consideration, for the reasons discussed in the attached Proxy Statement/Prospectus, and based on the recommendation of the Acquired Fund’s investment adviser, Good Harbor Financial, LLC, the Board has approved the Reorganization and the solicitation of the Acquired Fund’s shareholders with respect to the Reorganization Agreement.

The attached Proxy Statement/Prospectus is designed to give you more information about the proposal. If you have any questions regarding the proposal to be voted on, please do not hesitate to call 1-877-270-2848. If you were a shareholder of record of the Acquired Fund as of the close of business on March 11, 2022, the record date for the Special Meeting, you are entitled to vote on the proposal at the Special Meeting and at any adjournment thereof. While you are, of course, welcome to join us at the Special Meeting, we expect that most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card.

Whether or not you are planning to attend the Special Meeting, we need your vote. Please submit your vote via the options listed on your proxy card. You can mark, sign and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You should follow the enclosed instructions on your proxy card as to how to vote, which includes calling the toll-free number on your proxy card to vote by telephone. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person (or via a virtual meeting, if applicable) at the time of the Special Meeting. A prior proxy vote can also be revoked by voting the proxy at a later date through the toll-free number or the Internet address listed in the enclosed voting instructions.

We are concerned about your health and safety during the current coronavirus (COVID-19) pandemic and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time or in a different location, we will make an announcement in the manner discussed in these materials.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Good Harbor Tactical Select Fund.

Sincerely,

Richard Malinowski

Richard Malinowski

President

Northern Lights Fund Trust III

Good Harbor Tactical Select Fund

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

1-877-270-2848

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 29, 2022

Northern Lights Fund Trust III, a Delaware statutory trust (the “Trust”), will hold a Special Meeting of Shareholders (the “Special Meeting”) of the Good Harbor Tactical Select Fund, a series of the Trust (the “Acquired Fund”), on April 29, 2022, at the offices of Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, Ohio, 43215, at 10:00 a.m. Eastern time. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time or in a different location, we plan to announce any such updates on our website, www.ghf-funds.com, and we encourage you to check this website prior to the Special Meeting if you plan to attend. Accordingly, we encourage you to consider your other voting options, in the event that in-person attendance at the Special Meeting is either prohibited under a federal, state or local order or contrary to the advice of public health care officials.

At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote separately upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Good Harbor Tactical Select Fund (the “Acquired Fund”) to the AXS Multi-Strategy Alternatives Fund (the “Acquiring Fund”), a series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) the number of full and fractional shares of each class of the Acquiring Fund corresponding to an outstanding class of shares of the Acquired Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, to the shareholders’ holdings of shares of the Acquired Fund; and

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Only shareholders of record of the Acquired Fund at the close of business on March 11, 2022, the record date for this Special Meeting, will be entitled to notice of, and to vote at, the Special Meeting or any postponements or continuations after an adjournment thereof.

As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, commonly referred to as “proxy voting”. Whether or not you expect to attend the Special Meeting, please submit your vote via the options listed on your proxy card. You may vote by completing, dating and signing your proxy card and mailing it in the enclosed postage prepaid envelope, by calling the toll-free number on your proxy card to vote by telephone or, if available, by voting through the Internet. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person (or via a virtual meeting, if applicable) at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the address noted in the Proxy Statement/Prospectus or in person (or via a virtual meeting, if applicable) at the time of the Special Meeting. A prior proxy can also be revoked by voting your proxy at a later date through the toll-free number or the Internet website address listed in the enclosed voting instructions or submitting a later dated proxy card.

i

By Order of the Board of Trustees of Northern Lights Fund Trust III

Richard Malinowski

Richard Malinowski

President

Northern Lights Fund Trust III

Good Harbor Tactical Select Fund

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

1-877-270-2848

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement to solicit votes from shareholders of the Good Harbor Tactical Select Fund (the “Acquired Fund”), a series of Northern Lights Fund Trust III (the “Trust”) at the special meeting of the Acquired Fund’s shareholders (“Special Meeting”), and a registration statement for AXS Multi-Strategy Alternatives Fund (the “Acquiring Fund”), a series of Investment Managers Series Trust II (“IMST II”). This combined proxy statement/prospectus is referred to below as the “Proxy Statement.”

The Proxy Statement is being provided to you by the Trust in connection with the solicitation of proxies to vote to approve an Agreement and Plan of Reorganization with respect to the Acquired Fund (the “Reorganization Agreement”) between the Trust and IMST II (the form of which is attached as Appendix A) regarding the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”).

Approval of the shareholders of the Acquired Fund is needed to proceed with the Reorganization of the Acquired Fund. The Special Meeting will be held on April 29, 2022, to consider the proposal. If the shareholders of the Acquired Fund do not approve the Reorganization of the Acquired Fund, then the Reorganization of the Acquired Fund will not be implemented and the Board of Trustees of the Trust (the “Board”) will consider what further actions to take as they may deem to be in the best interests of the Acquired Fund and its shareholders. We are sending this document to you for your use in deciding whether to approve the proposal. This document includes a Notice of Special Meeting of Shareholders, the Proxy Statement and a proxy card.

Question: Why is the Acquired Fund reorganizing into the Acquiring Fund?

Answer: Good Harbor Financial, LLC (“Good Harbor”), the Acquired Fund’s current investment adviser, believes that the Reorganization will (1) allow Acquired Fund shareholders to continue to invest in a mutual fund with similar investment strategies and policies as the Acquired Fund; and (2) provide benefits to the Acquired Fund’s existing shareholders in the form of operating expenses that are expected to be lower than the operating expenses of the Acquired Fund after combining the assets of the Acquired Fund with the assets of the Acquiring Fund. In addition, Good Harbor believes that the Acquired Fund’s existing shareholders could benefit from the services provided by AXS Investments LLC (“AXS”), which serves as the Acquiring Fund’s investment adviser, and from the Acquired Fund being reorganized into a series of IMST II. Although AXS is led by a team of executives that have extensive experience with large financial institutions, including management and distribution of mutual funds, exchange-traded funds, and closed-end funds and Good Harbor believes that the Acquired Fund can benefit from these executives’ investment advisory experience. Good Harbor believes that a combination of the Acquired Fund’s assets with those of the Acquiring Fund, which is a series of a different trust managed by a different advisor, could result in more customized distribution support, and economies of scale that could reduce the total annual operating expenses of the combined Fund, which are expected to be lower than the Acquired Fund. Therefore, Good Harbor has recommended, and the Board has approved, that the Acquired Fund be merged into the Acquiring Fund, a series of IMST II.

Question: Who will manage the Acquiring Fund?

Answer: Currently, Good Harbor is the investment adviser to the Acquired Fund and provides day-to-day portfolio management services to the Acquired Fund. AXS is the investment adviser to the Acquiring Fund and provides day-to-day portfolio management services to the Acquiring Fund. Parker Binion of AXS is the portfolio manager primarily responsible for the day-to-day management of the Acquiring Fund’s portfolios. Mr. Binion, a portfolio manager of AXS since January 2021, has served as the portfolio manager of the Acquiring Fund since January 2016. Prior to joining AXS, Mr. Binion was a portfolio manager of Kerns Capital Management, Inc. since September 2014, and was responsible for managing the firm’s separately managed account strategies and hedging/net exposure strategies. Following the Reorganization, Good Harbor will not be involved in the management of the Acquiring Fund.

Although the Acquiring Fund does not currently engage a sub-advisor, AXS and IMST II have received an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) which permits AXS to operate the Acquiring Fund under a “manager of managers” structure (the “Order”). The Order permits AXS to hire or replace a sub-adviser, and modify any existing or future agreement with a sub-adviser, without obtaining shareholder approval (though a shareholder vote would still be required to replace AXS with another investment adviser). The Trust does not have a similar exemptive order with respect to the operation of the Acquired Fund.

Question: How will the Reorganization work?

Answer: Subject to the approval of the shareholders of the Acquired Fund, pursuant to the Reorganization Agreement, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Acquired Fund will then liquidate by distributing the shares it receives from the Acquiring Fund to the shareholders of the Acquired Fund. Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and immediately after the Reorganization each such shareholder will hold a number of full and fractional shares of the Acquiring Fund equal in aggregate value at the time of the exchange to the aggregate value of such shareholder’s shares of the Acquired Fund immediately prior to the Reorganization. In the Reorganization, all of the assets and liabilities of the Acquired Fund will be combined with those of the Acquiring Fund.

If the Reorganization of the Acquired Fund is carried out as proposed, the transaction is not generally expected to result in the recognition of gain or loss by either the Acquired Fund or its shareholders for federal income tax purposes. Please refer to the Proxy Statement for a detailed explanation of the proposal.

The chart below indicates which Acquiring Fund share class you will receive in a Reorganization, depending on which Acquired Fund share class you currently own:

Acquired Fund	Acquiring Fund
Class A Shares	Investor Class Shares
Class C Shares	Investor Class Shares
Class I Shares	Class I Shares

If the Reorganization Agreement is approved by shareholders of the Acquired Fund at the Special Meeting, the Reorganization of that Acquired Fund is expected to be effective after the close of business (i.e., 4:00 p.m. Eastern time) on or about May 6, 2022.

Question: Will the Board and Service Providers Change?

Answer: The Trust and IMST II have different boards of trustees and officers. The Trust and IMST II also have different arrangements for custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”). Third Party Service Arrangements are provided to the Trust and IMST II by the following:

	Trust	IMST II
Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, Ohio 44115	RSM US, LLP 555 17th Street, Suite 1200 Denver, Colorado 80202
Custodian	U.S. Bank, N.A. 1555 N. River Center Drive Milwaukee, Wisconsin 53212	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

Question: How will the Reorganization affect my investment?

Answer: Following the Reorganization, you will be a shareholder of the Acquiring Fund. There are differences between the Acquired Fund and the Acquiring Fund, including: (1) the Funds have different investment objectives and similar, but not the same, investment strategies and policies, (2) the investment adviser to the Acquiring Fund is AXS rather than Good Harbor, (3) the service providers that provide Third Party Service Arrangements to the Acquiring Fund are different, (4) the Acquiring Fund is a series of IMST II instead of the Trust, (5) the Acquiring Fund is governed by a different board of trustees than the Acquired Fund, and (6) there are differences in fee arrangements, as discussed below.

v

Question: How will the proposed Reorganization affect the fees and expenses I pay as a shareholder of the Acquired Fund?

Answer: Following the proposed reorganization, the fees and expenses borne by the Acquired Fund shareholders as shareholders of the Acquiring Fund will change, as described in detail in the enclosed Combined Proxy Statement/Prospectus under “Comparison Fee Tables and Examples.” The Acquiring Fund pays a higher advisory fee than the Acquired Fund. Investor Class shares of the Acquiring Fund pay the same distribution and/or service fees as Class A shares of the Acquired Fund and lower distribution and/or service fees as Class C shares of the Acquired Fund. Class I shares of each Fund do not pay distribution and/or service fees. The Acquiring Fund’s expense limitation for Investor Class shares is lower than the Acquired Fund’s expense limitations for Class A and Class C shares. The Acquiring Fund’s expense limitation for Class I shares is slightly higher than the expense limitation of the Acquired Fund’s Class I shares. Although the advisory fee for the Acquiring Fund is higher than the investment advisory fee for the Acquired Fund and the expense limitation for the Acquiring Fund’s Class I shares is slightly higher than the expense limitation of the Acquired Fund’s Class I shares, the total expenses for each class of the Acquiring Fund is expected to be lower than the total expenses for the corresponding class of the Acquired Fund following the Reorganization.

The Acquired Fund pays Good Harbor an annual investment advisory fee of 0.90% of the Acquired Fund’s average daily net assets, and the Acquiring Fund pays AXS an annual investment advisory fee of 1.00% of the Acquiring Fund’s average daily net assets. If the Reorganization is approved, the fee to be paid to AXS for its services to the Acquiring Fund will continue to be 1.00% of its average daily net assets.

Good Harbor has agreed, at least until January 31, 2023, to waive a portion of its advisory fee and to reimburse the Acquired Fund for other expenses to the extent necessary so that the total expenses incurred by the Acquired Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Acquired Fund officers and trustees, contractual indemnification of Fund service providers (other than Good Harbor))) do not exceed 1.75%, 2.50% and 1.50% of the daily average net assets attributable to the Acquired Fund’s Class A, Class C and Class I shares, respectively.

AXS has contractually agreed to waive fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.68% and 1.51% of the average daily net assets of Investor Class shares and Class I shares of the Acquiring Fund, respectively. This agreement is effective until January 31, 2023 and it may be terminated before that date only by IMST II’s Board of Trustees. If the Reorganization is completed, AXS has agreed to maintain this limitation with respect to the Acquiring Fund for a period of at least two years from the date of the Reorganization.

Question: Will I have to pay any sales charge or redemption/exchange fees in connection with the Reorganization?

Answer: No. You will not have to pay any front-end sales charges or redemption/exchange fees in connection with the Reorganization.

As reflected in the “Comparison of Fund Fees and Examples” there are certain fees charged on shares of the Acquired Fund that are not charged on shares of the Acquiring Fund. Specifically, the Acquired Fund’s Class A shares impose a sales charge whereas the Acquiring Fund’s Investor Class shares do not impose any sales charge. The Acquired Fund’s Class A, Class C and Class I shares impose a redemption fee of 1.00% on redemptions of shares held less than 30 days. The Acquiring Fund’s Investor Class and Class I shares do not impose a redemption fee.

Question: Will there be any portfolio repositioning or other costs in connection with the Reorganization?

Answer: The Funds do not expect any repositioning (i.e., sale of securities) or other associated costs such as brokerage commissions incurred from the sale of securities in connection with the Reorganization. However, if any such repositioning were to occur, such costs would be borne by the Acquired Fund.

Question: What is the tax impact on my investment?

Answer: The Reorganization is expected to constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and generally is not expected to result in recognition of gain or loss by the Acquired Fund or its shareholders for federal income tax purposes. As a condition to the closing of the Reorganization, the Acquiring Fund and the Acquired Fund will obtain an opinion of counsel regarding the U.S. federal income tax consequences of the Reorganization. This opinion will be filed with the SEC after the close of the Reorganization and available on the SEC’s website at www.sec.gov.

Question: Who will benefit from the Reorganization?

Answer: AXS may be deemed to have an interest in the Reorganization. If shareholders of the Acquired Fund approve the Reorganization, AXS will replace Good Harbor as investment adviser and AXS will receive investment advisory fees for serving as the investment adviser of the Acquiring Fund.

Question: What will happen if the Plan is not approved?

Answer: If the shareholders of the Acquired Fund do not approve the proposed Reorganization of the Acquired Fund, then the Reorganization of the Acquired Fund will not be implemented. In such case, the Board will consider additional actions as it deems to be in the best interests of the Acquired Fund, including the possible liquidation of the Acquired Fund.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum is present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed proxy card (or by telephone or Internet) will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the amount of shares you own.

Question: What action has the Board of Trustees taken?

Answer: After careful consideration and upon recommendation of Good Harbor, the Board unanimously approved the Reorganization Agreement and authorized the solicitation of proxies on the proposal.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: AXS, UMB Fund Services, Inc. and Mutual Fund Administration, LLC, will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies. The Acquired Fund and the Acquiring Fund will not incur any expenses in connection with the Reorganization.

Question: How do I cast my vote?

Answer: You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll-free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. You may also vote in person by attending the Special Meeting on April 29, 2022. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Question: Who do I call if I have questions?

Answer: Please call AST Fund Solutions at the number listed on the proxy card if you have any questions regarding the Reorganization. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

THE SEC AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

COMBINED PROXY STATEMENT AND PROSPECTUS

March 18, 2022

FOR THE REORGANIZATION OF

Good Harbor Tactical Select Fund,

a series of Northern Lights Fund Trust III

225 Pictoria Drive

Suite 450

Cincinnati, Ohio 45246

1-877-270-2848

INTO

AXS Multi-Strategy Alternatives Fund,

a series of Investment Managers Series Trust II

235 W. Galena Street
Milwaukee, Wisconsin 53212

1-833-AXS-ALTS (1-833-297-2587)

This Combined Proxy Statement and Prospectus (this “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust III (the “Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Good Harbor Tactical Select Fund, a series of the Trust (the “Acquired Fund”), to be held at the offices of Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, Ohio, 43215, on April 29, 2022, at 10:00 a.m. Eastern time. At the Special Meeting, you and the other shareholders of the Acquired Fund will be asked to consider and vote upon the following proposals:

1.	Approval of an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Good Harbor Tactical Select Fund (the “Acquired Fund”) to the AXS Multi-Strategy Alternatives Fund (the “Acquiring Fund”), a series of Investment Managers Series Trust II (“IMST II”), in exchange for (a) the number of full and fractional shares of each class of the Acquiring Fund corresponding to an outstanding class of shares of the Acquired Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of shares of the Acquired Fund, and (b) the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, followed by (ii) the liquidating distribution by the Acquired Fund to its shareholders of the shares of the Acquiring Fund received in the exchange in proportion, to the shareholders’ holdings of shares of the Acquired Fund;

2.	The transaction of such other business as may properly come before the Special Meeting or any continuations after an adjournment thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust, in person at the time of the Special Meeting, by voting the proxy at a later date through the toll-free number or through the Internet address listed in the enclosed voting instructions or by submitting a later dated proxy card. If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. If you hold your shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares in person at the Special Meeting.

The Acquired Fund is a series of the Trust, an open-end management investment company registered with the Securities and Exchange Commission (the “SEC”) and organized as a Delaware statutory trust. The Acquiring Fund is a series of the IMST II, an open-end management investment company registered with the SEC, and also organized as a Delaware statutory trust.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement (which means these documents are considered legally to be part of this Proxy Statement):

●	Prospectus and Statement of Additional Information of the Acquired Fund, each dated February 1, 2022; and

●	The Annual Report to Shareholders of the Acquired Fund dated September 30, 2021.

●	Prospectus and Statement of Additional Information of the Acquiring Fund, each dated February 1, 2021; and

●	The Annual Report to Shareholders of the Acquiring Fund dated September 30, 2021.

The Acquired Fund’s Prospectus dated February 1, 2022, and Annual Report to Shareholders for the fiscal year ended September 30, 2021, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the Trust or by calling 1-877-270-2848.

Copies of the Acquiring Fund’s Prospectus dated February 1, 2021, and Annual Report to Shareholders for the fiscal year ended September 30, 2021, containing audited financial statements, are available upon request and without charge by writing to IMST II or by calling 1-833-297-2587.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information is set forth in the Statement of Additional Information dated March 18, 2022, relating to this Proxy Statement, which is also incorporated by reference into this Proxy Statement. The Statement of Additional Information is available upon request and without charge by calling 1-877-270-2848. The Trust expects that this Proxy Statement will be mailed to shareholders on or about March 24, 2022.

Important Notice Regarding Availability of Proxy Materials for the Meeting to be Held on April 29, 2022. This Proxy Statement is available on the Internet at https://vote.proxyonline.com/goodharbor/docs/proxy.pdf. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call AST Fund Solutions at the number listed on the proxy card. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Date: March 18, 2022

The shares offered by this Combined Proxy Statement and Prospectus are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

Table of Contents

I.	Proposal - To Approve the Agreement and Plan of Reorganization		6
A.	Overview		6
B.	Comparison Fee Tables and Examples		8
C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks		12
D.	Comparison of Investment Restrictions		23
E.	Comparison of Investment Advisory Agreements		26
F.	Comparison of Distribution, Shareholder Servicing, Purchase and Redemption Procedures and Valuation Procedures		29
G.	Key Information about the Reorganization		37
	1.	Agreement and Plan of Reorganization	37
	2.	Description of the Acquiring Fund’s Shares	39
	3.	Board Considerations Relating to the Proposed Reorganization	39
	4.	Federal Income Tax Consequences	40
	5.	Comparison of Forms of Organization and Shareholder Rights	43
	6.	Fiscal Year End	45
	7.	Capitalization	45
	8.	Section 15(f)	46
H.	Additional Information about the Funds		46
	1.	Comparison of Performance Information	46
	2.	Investment Adviser and Portfolio Managers	49
	3.	Trustees and Service Providers for the Acquired Fund and Acquiring Fund	50
II.	Voting Information		51
A.	General Information		51
B.	Method and Cost of Solicitation		52
C.	Right to Revoke Proxy		52
D.	Voting Securities and Principal Holders		53
E.	Interest of Certain Persons in the Transaction		54
III.	Miscellaneous Information		54
A.	Other Business		54
B.	Next Meeting of Shareholders		54
C.	Legal Matters		55
D.	Independent Registered Public Accounting Firm		55
E.	Information Filed with the SEC		55

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B – MORE INFORMATION ABOUT THE ACQUIRING FUND	B-1
APPENDIX C – FINANCIAL HIGHLIGHTS OF THE ACQUIRED FUND	C-1
APPENDIX D – SUPPLEMENTAL FINANCIAL INFORMATION	D-1

I.       Proposal - To Approve the Agreement and Plan of Reorganization

A.       Overview

Based on the recommendation of Good Harbor Financial, LLC (“Good Harbor”), the investment adviser for the Acquired Fund, the Board has called the Special Meeting to ask shareholders to consider and vote on an Agreement and Plan of Reorganization (the “Reorganization Agreement”) that provides for the proposed reorganization (the “Reorganization”) of the Acquired Fund into the Acquiring Fund, a series of IMST II (the Acquired Fund and Acquiring Fund are each sometimes referred to below as a “Fund” and, collectively, as the “Funds”). The Board considered and approved the Reorganization at a meeting held on August 26, 2021, subject to the approval of the Acquired Fund’s shareholders.

The Acquired Fund currently operates as a separate series of the Trust. Good Harbor currently is the investment adviser to the Acquired Fund and provides day-to-day portfolio management services to the Acquired Fund’s portfolio. Good Harbor has recommended that the Acquired Fund be combined with the Acquiring Fund. If shareholders approve the Reorganization of the Acquired Fund, then all of the assets and liabilities of the Acquired Fund will be acquired by the Acquiring Fund and your shares of the Acquired Fund will be converted into shares of the Acquiring Fund.

The Funds have different investment objectives, and similar investment strategies and policies, as described in more detail below. AXS Investments LLC (“AXS”) serves as the Acquiring Fund’s investment adviser and will continue to do so after the Reorganization. Following the Reorganization, Good Harbor will not be involved in the management of the Acquiring Fund.

The Trust is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or sub-advisers. IMST II is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or sub-advisers. IMST II is not affiliated with the Trust or Good Harbor. The Trust and IMST II have different Boards of Trustees. Custody, administration, accounting, transfer agency, and distribution services (“Third Party Service Arrangements”) are provided to the Trust and IMST II by the following entities:

	Trust	IMST II
Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, Ohio 44115	RSM US LLP 555 17th Street, Suite 1200 Denver, Colorado 80202
Custodian	U.S. Bank, N.A. 1555 N. River Center Drive Milwaukee, Wisconsin 53212	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

The Trust believes that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The closing of the Reorganization is conditioned upon the receipt by IMST II and the Trust of an opinion to such effect from tax counsel to IMST II. If the Reorganization so qualifies, the Acquired Fund and its shareholders generally will not recognize any gain or loss for federal income tax purposes on the transfer of its assets, the assumption of its liabilities, and its distribution of the Acquiring Fund’s shares in the Reorganization.

Furthermore, the Acquired Fund will not pay for the costs of the Reorganization and the Special Meeting. AXS, MFAC and UMBFS will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials. In addition to solicitations by mail, Good Harbor and AXS also may solicit proxies, without special compensation, by telephone or otherwise.

The Board, including a majority of the Trustees who are not interested persons of the Acquired Fund, believes that the terms of the Reorganization are fair and reasonable and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the proposed Reorganization. In approving the Reorganization, the Board considered, among other things: (i) the terms of the Reorganization; (ii) that the Funds have different investment objectives, but similar principal investment strategies, policies and risks; (iii) that the Reorganization was recommended by Good Harbor, the Acquired Fund’s current adviser, and Good Harbor’s belief that a combination of the Acquired Fund’s assets with those of the Acquiring Fund, which is a series of a different trust managed by a different adviser, could result in more customized distribution support and growth of assets (which may reduce shareholder expenses); (iv) although the advisory fee for the Acquiring Fund and the expense limitation for Class I shares of the Acquiring Fund are higher than the investment advisory fee for the Acquired Fund and the expense limitation for Class I shares of the Acquired Fund, the total annual operating expenses of the Acquiring Fund after the Reorganization are expected to be lower than the current expenses of the Acquired Fund; (v) that AXS had agreed to continue the Acquiring Fund’s expense limitation for a period of two years from the date of the Reorganization; (vi) that the Acquiring Fund’s service providers had satisfactory qualifications and experience; (vii) that the Reorganization would not result in the dilution of the Acquired Fund shareholders’ interests; (viii) that the Acquired Fund would not bear the costs of the proposed Reorganization; (ix) that the Reorganization will be submitted to the shareholders of the Acquired Fund for approval; (x) that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization; and (xi) that the Reorganization of the Acquired Fund is expected to constitute “reorganization” within the meaning of Section 368(a) of the Code and the Acquired Fund and its shareholders are generally not expected to recognize gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization.

Based on Good Harbor’s recommendation, the Board approved the solicitation of the shareholders of the Acquired Fund to vote on the Reorganization Agreement, the form of which is attached to this Proxy Statement in Appendix A.

B.       Comparison Fee Tables and Examples

The following shows the actual fees and expenses for the Acquired Fund, the Acquiring Fund, and the expected fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization as of each Fund’s annual period ended September 30, 2021.

Shareholder Fees (fees paid directly from your investment)	Acquired Fund Class A	Acquired Fund Class C	Acquiring Fund Investor Cl	Pro Forma Combined Acquiring Fund Investor Cl
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	1.00%	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	1.00%	1.00%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	1.00%	0.25%	0.25%
Other Expenses	0.84%	0.84%	0.89%	0.48%(1)
Acquired Fund Fees and Expenses (2)	0.39%	0.39%	0.14%	0.14%(1)
Total Annual Fund Operating Expenses(3)	2.38%	3.13%	2.28%	1.87%
Fee Waiver	(0.24)%(4)	(0.24)%(4)	(0.46)%(5)	(0.05)%(5)
Total Annual Fund Operating Expenses After Fee Waiver(3)	2.14%	2.89%	1.82%	1.82%

(1)	Pro Forma “Other Expenses” and “Acquired Fund Fees and Expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange-traded funds.

(3)	The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver” do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Acquired Fund and Acquiring Fund and does not include acquired fund fees and expenses.

(4)	The Acquired Fund’s adviser, Good Harbor, has contractually agreed to waive its fees and reimburse expenses of the Acquired Fund at least until January 31, 2023, so that the total annual operating expenses (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Acquired Fund service providers (other than Good Harbor))) of the Acquired Fund do not exceed 1.75% and 2.50% of average daily net assets attributable to Class A and Class C shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Acquired Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits or the expense limits in place at the time of recapture. This agreement may be terminated only by the Board on 60 days’ written notice to Good Harbor.

(5)	The Acquiring Fund’s advisor, AXS, has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation expenses) do not exceed 1.68% of the average daily net assets of Investor Class shares of the Acquiring Fund. This agreement is effective until January 31, 2023 and it may be terminated before that date only by IMST II’s Board of Trustees (“IMST II Board”). If the Reorganization is completed, AXS has agreed to maintain this limitation with respect to the Acquiring Fund for a period of at least two years from the date of the Reorganization which is expected to occur on May 6, , 2022, and it may be terminated before that date only by the IMST II Board. AXS is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by AXS to the Acquiring Fund for a period ending three years after the date of the waiver or payment. Reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Shareholder Fees (fees paid directly from your investment)	Acquired Fund Class I	Acquiring Fund Class I	Pro Forma Combined Acquiring Fund Class I
Maximum Sales Charge (Load) Imposed on purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price)	None	None	None
Redemption Fee (as a % of amount redeemed if held less than 30 days)	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	1.00%	1.00%
Distribution and/or Service (Rule 12b-1) Fees	None	None	None
Other Expenses	0.84%	0.89%	0.48%(1)
Acquired Fund Fees and Expenses (2)	0.39%	0.14%	0.14%(1)
Total Annual Fund Operating Expenses(3)	2.13%	2.03%	1.62%
Fee Recoupment/(Waiver)	(0.24)%(4)	(0.38)%(5)	0.03%(5)
Total Annual Fund Operating Expenses After Fee Waiver(3)	1.89%	1.65%	1.65%

(1)	Pro Forma “Other Expenses” and “Acquired Fund Fees and Expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.

(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies, including exchange traded funds.

(3)	The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver” do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Acquired Fund and Acquiring Fund and does not include acquired fund fees and expenses.

(4)	The Acquired Fund’s adviser, Good Harbor, has contractually agreed to waive its fees and reimburse expenses of the Acquired Fund at least until January 31, 2023, so that the total annual operating expenses (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iii) borrowing costs (such as interest and dividend expense on securities sold short); (iv) taxes; and (v) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Acquired Fund service providers (other than Good Harbor))) of the Acquired Fund do not exceed 1.50% of average daily net assets attributable to Class I shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Acquired Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits or the expense limits in place at the time of recapture. This agreement may be terminated only by the Board on 60 days’ written notice to Good Harbor.

(5)	The Acquiring Fund’s advisor, AXS, has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation expenses) do not exceed 1.51% of the average daily net assets of Class I shares of the Acquiring Fund. This agreement is effective until January 31, 2023 and it may be terminated before that date only by IMST II’s Board. If the Reorganization is completed, AXS has agreed to maintain this limitation with respect to the Acquiring Fund for a period of at least two years from the date of the Reorganization which is expected to occur on May 6, 2022, and it may be terminated before that date only by the IMST II’s Board. AXS is permitted to seek reimbursement from the Acquiring Fund, subject to certain limitations, of fees waived or payments made by AXS to the Acquiring Fund for a period ending three years after the date of the waiver or payment. Reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursements of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first.

Example

The Example below is intended to help you compare the cost of investing in the Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in a Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the Fund’s Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. The Example reflects each Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows, if you redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Acquired Fund – Class A Shares	$780	$1,253	$1,752	$3,118
Acquired Fund – Class C Shares	$292	$943	$1,619	$3,422
Acquiring Fund – Investor Class	$185	$668	$1,1178	$2,580
Acquiring Fund – Investor Class (Combined Pro forma)	$185	$578	$1,001	$2,182
Acquired Fund - Class I Shares	$192	$644	$1,122	$2,443
Acquiring Fund – Class I Shares	$168	$600	$1,058	$2,328
Acquiring Fund - Class I Shares (Combined Pro forma)	$168	$517	$887	$1,927

C.	The Funds’ Investment Objectives, Principal Investment Strategies and Risks

Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Comparison of Investment Objectives

The investment objective of the Acquired Fund and the Acquiring Fund are different, as noted below. Each Fund’s investment objective is non-fundamental and may be changed by the respective Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders.

Acquired Fund	Acquiring Fund
The Acquired Fund’s investment objective is total return from capital appreciation and income.	The Acquiring Fund’s investment object is long-term growth of capital. As a secondary goal, the Fund seeks to manage volatility and market risk.

Comparison of Principal Investment Strategies

The principal investment strategies of the Acquired Fund are similar to the principal investment strategies of the Acquiring Fund. The Acquired Fund seeks to achieve its investment objective by investing in U.S. and non-U.S. equity markets during sustained rallies and investing defensively in U.S. Treasury bonds during weak equity market conditions. To achieve its investment objectives, the Acquiring Fund invests principally in domestic and foreign equity securities, exchange-traded funds, swaps, futures, and options. If AXS determines the equity market offers the potential for acceptable risk-adjusted returns, the Acquiring Fund typically invests in equities. If not, the Acquiring Fund employs a market neutral strategy (a form of hedging that aims to generate returns that are independent or uncorrelated with the direction of the stock market) with respect to its equity holdings and/or invests in asset classes, including but not limited to fixed income securities of any maturity and credit quality, derivatives, and/or cash equivalents, that are not correlated with the stock market.

Each Fund seeks to achieve its investment objective by using the following strategies.

Acquired Fund	Acquiring Fund

Using a combination of tactical asset allocation strategies, Good Harbor Financial, LLC (“Good Harbor”) seeks to achieve the Acquired Fund’s investment objective by investing in U.S. and non-U.S. equity markets during sustained rallies and investing defensively in U.S. Treasury bonds during weak equity market conditions. Good Harbor generally seeks exposure to equities and treasuries through a variety of investments that provide exposure to equity market and treasury bond indices, including exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), mutual funds, equity securities (such as common stock), U.S. government securities, and derivative instruments. The Acquired Fund’s principal derivative investments are swaps, structured notes, futures and options designed to provide exposure to a particular equity or treasury bond index or replicate the returns of one or more such indices.

The Acquiring Fund employs a flexible investment strategy, meaning it has the freedom to invest globally in companies of all sizes and in all sectors, long or short, in equities, fixed income, certain derivatives, and cash. It is not restricted to any “style box” (e.g., large cap growth or small cap value). To achieve its investment objectives, the Acquiring Fund invests principally in domestic and foreign equity securities (common stock and depository receipts), exchange-traded funds (“ETFs”), swaps, futures, and options. The Acquiring Fund may have investment exposure to a broad range of markets that are economically tied to U.S. and foreign markets (including emerging markets).

Acquired Fund	Acquiring Fund

The Acquired Fund will incorporate multiple tactical asset allocation strategies selected by Good Harbor. These may include: (1) strategies that target U.S. equity markets; (2) strategies that vary their exposure to different sectors within a market, or tactical sector strategies (commonly referred to as sector rotation strategies); and (3) strategies that target non-U.S. equity markets such as foreign developed markets or emerging markets.

Good Harbor defines a tactical asset allocation strategy as an investment strategy which targets a specific asset class but has the ability to move out of that asset class under certain conditions. Tactical asset allocation strategies are generally implemented through an objective, model-based investment process. Objective, model-based tactical asset allocation strategies generally have a low correlation to broad market benchmarks.

The Acquired Fund combines multiple tactical investment strategies into a single Acquired Fund. One of the objectives is to diversify the inherent model risk associated with tactical strategies in an attempt to generate favorable risk adjusted returns. Because many of these strategies are objective, model-based strategies, these types of strategies carry an inherent “model risk” – the risk that any given model may experience periods of outperformance as well as periods of underperformance. Blending tactical strategies can address the potential volatility associated with this model risk by diversifying across multiple models.

Models are developed for these strategies independently, and the models can differ because risk can vary within asset classes or market sectors; they can also differ with respect to their views of risk at a particular point in time as risk can vary over time. Good Harbor believes that tactical strategies are characteristically less correlated to broad market benchmarks than strategies that have a mandate to carry a similar risk profile of a named benchmark. In addition, tactical allocation strategies often have low correlation to one another. Good Harbor’s research indicates that the low correlation between tactical strategies allows these strategies to be blended together within an investment sleeve resulting in diversification benefits such as a reduction in volatility and improvements in other risk-based measures. This has been observed in tactical strategies targeting both the U.S. equity markets and global equity markets.

In selecting securities for the Acquiring Fund’s portfolio, the Acquiring Fund’s investment advisor focuses on the broad macroeconomic environment – specifically whether the equity market offers the potential for acceptable risk-adjusted returns. If so, the Acquiring Fund typically invests in equities. If not, the Acquiring Fund employs a market neutral strategy (a form of hedging that aims to generate returns that are independent or uncorrelated with the direction of the stock market) with respect to its equity holdings and/or invests in asset classes, including but not limited to fixed income securities of any maturity and credit quality, derivatives, and/or cash equivalents, that are not correlated with the stock market.

As a part of its investment strategy and during periods in which the Acquiring Fund has limited market exposure, the Acquiring Fund may invest in money market funds or other short-term interest-bearing instruments.

Acquired Fund	Acquiring Fund

Good Harbor utilizes an investment process whereby tactical asset allocation strategies are evaluated and selected for their ability to achieve the Acquired Fund’s Investment Objective and diversify risk within the portfolio. Good Harbor may select a combination of strategies that target similar markets because of their ability to contribute to reduced risk and enhanced return characteristics. The Acquired Fund may invest in affiliated and unaffiliated funds.

Once selected, Good Harbor determines the allocation weights across the strategies which are held within the Fund’s portfolio.

Portfolio Allocation. At any given time, the Acquired Fund’s portfolio will be invested in all equities, all treasuries or both equities and treasuries. Within each major asset category, further allocations are made across market capitalization or individual sectors and duration. Good Harbor attempts to further enhance returns through the use of leveraged ETFs and/or derivatives.

Comparison of Principal Investment Risks

This section will help you compare the risks of the Acquired Fund and the Acquiring Fund are set forth in the following table. Although the Fund describe and organize them differently, the principal risks associated with investments in the Acquired Fund and the Acquiring Fund are generally similar because the Funds have similar investment strategies. Unlike the Acquired Fund, the Acquiring Fund includes “Issuer-specific risk”, “LIBOR risk”, “Short sales risk” and “Cybersecurity risk” as principal risks. The Acquired Fund includes “Allocation Risk”, “Correlation Risk”, “Exchange-Traded Notes Risk”, “Leveraged ETF Risk”, “Model Risk”, “Structured Note Risk”, and “U.S. Government Securities Risk” as principal risks while the Acquiring Fund does not. The risks of the Funds are described in their respective prospectuses as follows:

Acquired Fund	Acquiring Fund

Allocation Risk: If the Acquired Fund’s strategy for allocating assets among different assets classes during trading windows does not work as intended, the Acquired Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

No corresponding risk.

Acquired Fund	Acquiring Fund

Correlation Risk: Although the prices of equity securities and fixed income securities, as well as other asset classes, often rise and fall at different times so that a fall in the price of one may be offset by a rise in the price of the other, in down markets the prices of these securities and asset classes can also fall in tandem. Because the Acquired Fund allocates its investments between equities and fixed income securities, the Acquired Fund is subject to correlation risk.

No corresponding risk.

Credit Risk: Issuers may not make interest or principal payments on securities, resulting in losses to the Acquired Fund. In addition, the credit quality of securities held by the Acquired Fund may be lowered if an issuer’s financial condition changes, including the U.S. government.

See “Fixed income securities risk”.

Currency Risk: The Acquired Fund may invest directly or indirectly in foreign securities that are typically denominated in foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from the Acquired Fund’s investments denominated in a foreign currency or may widen existing losses. Exchange rate movements are volatile and it may not be possible to effectively hedge the currency risks of many countries.

No corresponding risk.

Derivatives Risk: Loss may result from the Acquired Fund’s investments in swaps, options and futures. These instruments may be illiquid, difficult to value and leveraged so that small changes may produce disproportionate losses to the Acquired Fund. Over-the-counter derivatives, such as swaps, are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Losses from investments in derivatives can result from a lack of correlation between the value of those derivatives and the value of the underlying asset or index. In addition, there is a risk that the performance of the derivatives or other instruments used by Good Harbor to replicate the performance of a particular asset class may not accurately track the performance of that asset class. Derivatives are also subject to risks arising from margin requirements. There is also risk of loss if Good Harbor is incorrect in its expectation of the timing or level of fluctuations in prices.

Derivatives risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Using derivatives exposes the Acquiring Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Acquiring Fund volatility, and changes in the value of a derivative held by the Acquiring Fund may not correlate with the value of the underlying instrument or the Acquiring Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks, such as operational risk, including settlement issues, and legal risk, including that underlying documentation is incomplete or ambiguous. For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Acquiring Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm.

Acquired Fund	Acquiring Fund

Emerging Market Risk: Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities

See “Foreign investment risk”.
Equity Securities Risk: Investments in publicly-issued equity securities and securities that provide exposure to equity securities, including common stocks, in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Acquired Fund invests will cause the NAV of the Acquired Fund to fluctuate.

Equity strategy risk. Because the Acquiring Fund will normally invest a substantial portion of its assets in equity securities and equity-related instruments designed to track the performance of one or more equity indices, the value of the Acquiring Fund’s portfolio will be affected by changes in the equity markets. At times, the equity markets can be volatile, and prices of equity securities can change drastically. Market risk will affect the Acquiring Fund’s net asset value, which will fluctuate as the values of the Acquiring Fund’s portfolio securities and other assets change. Not all equity prices change uniformly or at the same time, and not all equity markets move in the same direction at the same time. In addition, other factors can adversely affect the price of a particular equity security (for example, poor management decisions, poor earnings reports by an issuer, loss of major customers, competition, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors or their affects can be predicted. The value of the equity securities held by the Acquiring Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Acquiring Fund participate, or factors relating to specific companies in which the Acquiring Fund invests.

Acquired Fund	Acquiring Fund

ETF and Mutual Fund Risk: ETFs and mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs or mutual funds and also may be higher than other mutual funds that invest directly in securities. ETFs and mutual funds are subject to specific risks, depending on the nature of the fund.

ETF and mutual fund risk. Investing in ETFs or mutual funds will provide the Acquiring Fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Acquiring Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Acquiring Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Acquiring Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Exchange-Traded Notes Risk: Similar to ETFs and mutual funds, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed income risk.

No corresponding risk.

Fixed Income Risk: The Acquired Fund may invest in fixed income securities, directly or through ETFs. The credit quality rating of securities may be lowered if an issuer’s financial condition deteriorates and issuers may default on their interest and or principal payments. Typically, a rise in interest rates causes a decline in the value of fixed income securities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the bond investments held by the Acquired Fund. As a result, for the present, interest rate risk may be heightened.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Acquired Fund	Acquiring Fund

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depository Receipts (“ADRs”) and Global Depository Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

No corresponding risk.	Issuer-specific risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Acquired Fund	Acquiring Fund

Large Capitalization Stock Risk: To the extent the Fund invests in large capitalization stocks, the Fund may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor.

See “Market Capitalization risk”

Leverage Risk: Borrowing magnifies the potential for losses and exposes the Acquired Fund to interest expenses on money borrowed. Leveraged ETFs and derivatives will amplify losses because they are designed to produce returns that are a multiple of the equity index to which they are linked.

Leveraging risk. Certain Acquiring Fund transactions, such as entering into futures contracts, options and short sales, may give rise to a form of leverage. Leverage can magnify the effects of changes in the value of the Acquiring Fund’s investments and make the Acquiring Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Acquiring Fund would otherwise have had, potentially resulting in the loss of all assets. The Acquiring Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

Leveraged ETF Risk: Leveraged ETFs will amplify gains and losses. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

No corresponding risk.
No corresponding risk.

LIBOR risk. Many financial instruments, financings or other transactions to which the Acquiring Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR, although it is possible that all or a part of this phase out may be delayed. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Acquiring Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. The potential effect of the transition away from LIBOR on the Acquiring Fund or the financial instruments in which the Acquiring Fund invests cannot yet be determined and may adversely affect the Acquiring Fund’s performance or net asset value.

Acquired Fund	Acquiring Fund

Management Risk: Good Harbor’s reliance on its strategy and judgments about the attractiveness, value and potential appreciation of particular securities and the tactical allocation among the Acquired Fund’s investments may prove to be incorrect and may not produce the desired results.

Management and strategy risk. The value of your investment depends on the judgment of the Acquiring Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Acquired Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Acquired Fund	Acquiring Fund

Model Risk: Any investment model may experience periods of outperformance as well as periods of underperformance. Like all quantitative analysis, the investment models utilized by the Fund carry a risk that the mathematical models used might be based on one or more incorrect assumptions. Rapidly changing and unforeseen market dynamics could, in some cases, lead to a decrease in short term effectiveness of the Acquired Fund’s mathematical models. No assurance can be given that the Acquired Fund will be successful under all or any market.

No corresponding risk.
No corresponding risk.	Short sales risk. In connection with a short sale of a security or other instrument, the Acquiring Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Acquiring Fund replaces the security or other instrument borrowed to make the short sale, the Acquiring Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Acquiring Fund and may not adequately protect against losses in or may result in greater losses for the Acquiring Fund’s portfolio.
See “Market and Geopolitical Risk”.

Recent market events. An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Acquiring Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

Acquired Fund	Acquiring Fund

Small and Medium Capitalization Stock Risk: The Acquired Fund may invest directly or through ETFs in companies of any size capitalization. The price of small or medium capitalization company stocks may be subject to more abrupt or erratic market movements than larger, more established companies or the market averages in general.

Market capitalization risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Structured Note Risk: Structured notes involve tracking risk, issuer default risk and may involve leverage risk.	No corresponding risk.

Turnover Risk: A higher portfolio turnover will result in higher transactional and brokerage costs associated with the turnover, which may reduce the Acquired Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Acquired Fund’s realized capital gains or losses, which may increase the taxes you pay as a Acquired Fund shareholder. The Acquired Fund is expected to have a high portfolio turnover rate.

Portfolio turnover risk. Active and frequent trading of the Acquiring Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Acquiring Fund’s performance. A high rate of portfolio turnover is 100% or more.

Acquired Fund	Acquiring Fund

U.S. Government Securities Risk: Although U.S. government securities are considered among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

No corresponding risk.
No corresponding risk.	Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Acquiring Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Acquiring Fund shares may be affected. Issuers of securities in which the Acquiring Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

D.	Comparison of Investment Restrictions

The fundamental and non-fundamental limitations of the Acquired Fund and the Acquiring Fund are set forth in the following tables. The fundamental limitations of the Acquired Fund and the Acquiring Fund are substantially similar and may only be changed with shareholder approval. Any differences between the Funds’ policies are not expected to materially impact the operation of the Funds. Unlike the Acquiring Fund, the Acquired Fund does not have a fundamental policy with respect to diversification; however, similar to the Acquiring Fund, the Acquired Fund is considered a “diversified” fund. The Acquired Fund has a fundamental policy to not purchase securities on margin while the Acquiring Fund does not. The Acquired Fund has a non-fundamental limitation with respect to pledging assets while the Acquiring Fund includes this in its fundamental policy with respect to issuing senior securities and borrowing. The Acquired Fund has non-fundamental limitations with respect to investments in issuers for the purpose to exercise control or management and investments in other investment companies while the Acquiring Fund does not. The non-fundamental limitations of the Acquired Fund and Acquiring Fund with respect to illiquid investments are substantially similar.

Policy	Acquired Fund’s Fundamental Investment Policies	Acquiring Fund’s Fundamental Investment Policies
Issuing Senior Securities and Borrowing	The Acquired Fund may not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.	The Acquiring Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.
The Acquired Fund may not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Acquired Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.
Margin Purchases and Underwriting	The Acquired Fund may not purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. This limitation does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and except to the extent that the Fund may be deemed an underwriter under the Securities Act, by virtue of disposing of portfolio securities.	The Acquiring Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.
Real Estate	The Acquired Fund may not purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).	The Acquiring may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (“REITs”)).

Policy	Acquired Fund’s Fundamental Investment Policies	Acquiring Fund’s Fundamental Investment Policies
Concentration	The Acquired Fund may not invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.	The Acquiring Fund may not invest 25% or more of its total assets, calculated at the time of purchase in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities).
Commodities	The Acquired Fund may not purchase or sell commodities (unless acquired as a result of ownership of securities or other investments or through commodity forward contracts, futures contracts or options), except that the Fund may purchase and sell forward and futures contracts and options to the full extent permitted under the 1940 Act, sell foreign currency contracts in accordance with any rules of the CFTC, invest in securities or other instruments backed by commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.	The Acquiring Fund may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.
Loans	The Acquired Fund may not make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.	The Acquiring Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.
Diversification	No such policy.	With respect to 75% of the Acquiring Fund’s total assets, the Acquiring Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

The Acquired Fund and the Acquiring Fund observe the following restrictions as a matter of operating but not fundamental policy:

Policy	Acquired Fund’s Non-Fundamental Investment Policies	Acquiring Fund’s Non-Fundamental Investment Policies
Control or Management	The Acquired Fund may not invest in any issuer for purposes of exercising control or management.	No such policy.
Investment Company	The Acquired Fund may not invest in securities of other investment companies except as permitted under the 1940 Act.	No such policy.
Illiquid Investments	The Acquired Fund may not invest, in the aggregate, more than 15% of its net assets, measured at time of purchase, in securities with legal or contractual restrictions on resale, securities, which are not readily marketable and repurchase agreements with more than seven days to maturity.	The Acquiring Fund may not invest, in the aggregate, more than 15% of its net assets in illiquid securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.
Pledging Assets	The Acquired Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in the limitation with respect to Borrowing above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.	See “Issuing Senior Securities and Borrowing” under “Fundamental Investment Policies” above.

E.	Comparison of Investment Advisory Agreements

Investment Advisory Agreements

Good Harbor serves as the investment adviser to the Acquired Fund pursuant to an investment advisory agreement (the “Investment Advisory Agreement”) with the Trust. The Investment Advisory Agreement between the Trust and Good Harbor describes the services Good Harbor provides to the Acquired Fund, which generally include investment research and management for the Acquired Fund and the purchase and sale of securities for the Acquired Fund’s portfolios. Under the terms of the Investment Advisory Agreement, Good Harbor is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter related to the Investment Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence in the performance of Good Harbor’s duties or obligations under the Investment Advisory Agreement or by reason of Good Harbor’s reckless disregard of its duties and obligations under the Investment Advisory Agreement. The Investment Advisory Agreement will terminate automatically in the event of its assignment. The Investment Advisory Agreement will continue in force from year to year with respect to the Acquired Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

Pursuant to the terms of the Investment Advisory Agreement, Good Harbor is entitled to receive, on a monthly basis, management fees of 0.90% of the Acquired Fund’s average daily net assets. Good Harbor has contractually agreed to waive its fees and reimburse expenses of the Acquired Fund, at least until January 31, 2023 so that the total annual operating expenses (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses (which may include indemnification of Acquired Fund officers and Trustees, contractual indemnification of Fund service providers (other than Good Harbor))) will not exceed the percentages shown in the table below. These fee waivers and expense reimbursements are subject to possible recoupment from the Acquired Fund within the three years after the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Board on 60 days’ written notice to Good Harbor.

Fund	Management Fee	Expense Limitation
Good Harbor Tactical Select Fund	0.90%	Class A 1.75% Class C 2.50% Class I 1.50%

Similar to the current Investment Advisory Agreement between the Trust and Good Harbor, the investment advisory agreement between IMST II and AXS (the “AXS Investment Advisory Agreement”) describes the services AXS provides to the Acquiring Fund, which are similar to the services currently provided by Good Harbor to the Acquired Fund. AXS is not liable to IMST II under the terms of the AXS Investment Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by AXS or IMST II in connection with the performance of the AXS Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty by AXS with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on AXS’s part in the performance of its duties or from reckless disregard by it of its duties under the AXS Investment Advisory Agreement. In addition, as with the Investment Advisory Agreement with Good Harbor, the AXS Investment Advisory Agreement will terminate automatically upon its assignment. The AXS Investment Advisory Agreement will continue in force from year to year with respect to the Acquiring Fund so long as it is specifically approved at least annually in the manner required by the 1940 Act.

For its services under the AXS Investment Advisory Agreement, AXS is entitled to a management fee at the specified annual rate of 1.00% of the Acquiring Fund’s average daily net assets, which is 0.10% higher than the fee Good Harbor currently is entitled to receive from the Acquired Fund. AXS has contractually agreed to waive its fees and/or pay for operating expenses of the Acquiring Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.68% and 1.51% of the average daily net assets of Investor Class and Class I Shares, respectively. This agreement is effective until January 31, 2023 and it may be terminated before that date only by IMST II’s Board of Trustees. If the Reorganization is completed, AXS has agreed to maintain this limitation with respect to the Acquiring Fund for a period of at least two years from the date of the Reorganization which is expected to occur on May 6, 2022, and it may be terminated before that date only by the IMST II’s Board of Trustees. AXS is permitted to seek reimbursement from the Acquiring Fund, subject to limitations, of fees waived or payments made to the Acquiring Fund for a period ending three years from the date of any such waiver or payment. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Manager of Managers Structure

AXS and IMST II have received an exemptive order from the SEC for the Fund which allows AXS to operate the Acquiring Fund under a “manager of managers” structure (the “Order”). Pursuant to the Order, AXS may, subject to the approval of the IMST II Board, hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval.

Pursuant to the Order, AXS, with the approval of the IMST II Board, has the discretion to terminate any sub-advisor and allocate and reallocate the Acquiring Fund’s assets among AXS and any other sub-advisor. AXS has the ultimate responsibility, subject to the oversight and supervision by the IMST II Board, to oversee any sub-advisor for the Acquiring Fund and to recommend, for approval by the IMST II Board, the hiring, termination and replacement of sub-advisors for the Acquiring Fund. In evaluating a prospective sub-advisor, AXS will consider, among other things, the proposed sub-advisor’s experience, investment philosophy and historical performance. AXS remains ultimately responsible for supervising, monitoring and evaluating the performance of any sub-advisor retained to manage the Acquiring Fund. Within 90 days after hiring any new sub-advisor, the Acquiring Fund’s shareholders will receive information about any new sub-advisory relationships.

If AXS were to utilize the “manager of managers” structure with respect to the Acquiring Fund, it would not diminish AXS’s responsibilities to the Acquiring Fund under its Advisory Agreement. AXS has overall responsibility, subject to oversight by the IMST II Board, to oversee any sub-advisors and recommend their hiring, termination and replacement. Specifically, AXS will, subject to the review and approval of the Board: (a) set the Acquiring Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisors to manage all or a portion of the Acquiring Fund’s assets; and (c) implement procedures reasonably designed to ensure that each sub-advisor complies with the Acquiring Fund’s investment goal, policies and restrictions. Subject to the review by the IMST II Board, AXS will: (a) when appropriate, allocate and reallocate the Acquiring Fund’s assets among multiple sub-advisors; and (b) monitor and evaluate the performance of the sub-advisors. Replacement of AXS or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

F.       Comparison of Distribution, Shareholder Servicing, Purchase and Redemption Procedures and Valuation Procedures

Distribution and Shareholder Servicing

Acquired Fund	Acquiring Fund
Northern Lights Distributors, LLC, is the Distributor (also known as the principal underwriter) of the shares of the Acquired Fund.	IMST Distributors, LLC, a wholly owned subsidiary of Foreside Fund Services, LLC, is the Distributor (also known as the principal underwriter) of the shares of the Acquiring Fund.

The Trust, with respect to the Acquired Fund, has adopted a Master Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plans”) for the Fund’s Class A and Class C shares, pursuant to which the Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the Plans, a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A shares and up to 1.00% for Class C shares of the Acquired Fund’s average daily net assets attributable to the relevant class.

Class I Shares are not subject to any distribution fees under the 12b-1 Plan.

IMST II has adopted a plan on behalf of each Acquiring Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Acquiring Fund to pay distribution fees for the sale and distribution of its Investor Class shares, as applicable, and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Investor Class shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class shares. Since these fees are paid out of the Acquiring Fund’s assets attributable to the Acquiring Fund’s Investor Class shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Investor Class shares, will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Acquiring Fund associated with that class of shares.

Class I Shares are not subject to any distribution fees under the 12b-1 Plan.

The Distributor, its affiliates, and Good Harbor may each, at its own expense and out of its own assets, including its legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Acquired Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in the prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Acquired Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the Distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

AXS may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

AXS, out of its own resources, and without additional cost to the Acquiring Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Acquiring Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. AXS may pay cash compensation for inclusion of the Acquiring Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Acquiring Fund’s shareholders. AXS may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Purchase, Redemption and Valuation Procedures

The following table highlights the purchase and redemption policies of the Acquired Fund compared to those of the Acquiring Fund. Additional information regarding the pricing, purchase and redemption of the Acquiring Fund’s shares is included in Appendix B.

	Acquired Fund	Acquiring Fund
Minimum Initial Investment and Minimum Additional Investment	The minimum initial investment to open an account is $2,500 for Class A and Class C shares and the minimum subsequent investment in Class A and Class C shares is $250. The minimum initial investment to open an account is $250,000 for Class I shares and the minimum subsequent investment in Class I shares is $10,000. The Acquired Fund reserves the right to waive or reduce the above minimum investment requirements at the discretion of the Adviser. The Acquired Fund may change the investment minimums at any time.	The minimum initial investment to open an account is $1,000 for Investor Class shares and the minimum subsequent investment in Investor Class shares is $100. The minimum initial investment to open an account is $5,000 for Class I shares and there is no minimum subsequent investment. The Acquiring Fund reserves the right to waive or reduce the above minimum investment requirements at the discretion of the Advisor. The Acquiring Fund may change the investment minimums at any time.
Purchase of Shares	Shares of the Acquired Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Acquired Fund to receive purchase orders. The purchase price you will pay for the Acquired Fund’s shares will be the next NAV calculated after the transfer agent or your authorized financial intermediary receives your request in good order.	Shares of an Acquiring Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i,e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Acquiring Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and an Acquiring Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Acquiring Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

	Acquired Fund	Acquiring Fund
Redeeming (Selling) Shares

You will be entitled to redeem all or any portion of the shares credited to your accounts by:

● Submitting a written request

● Telephone redemption.

● Redeeming through Broker

● Redemptions by Wire/Electronic Funds Transfer:

Once the Acquired Fund receives your redemption request in “good order”, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days)

You may redeem shares of each Acquiring Fund at a price equal to the NAV next determined after the transfer agent and/or authorized agent receives your redemption request in good order. The Acquiring Fund’s shares are redeemable on any business day the NYSE is open for business. If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. The Acquiring Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when an Acquiring Fund does not value its shares will be transacted at the next business day’s NAV.

Shareholders who purchased shares directly from an Acquired Fund may sell their shares by mail, telephone, or wire.

Automatic Investment Plan

The Acquired Fund allows investors to establish, an investment plan that automatically debits money from your bank account and invests it in the Acquired Fund. The subsequent investments has a minimum of $50 on specified days of each month.

The Acquiring Fund allows investors to establish an automatic investment plan to invest a specific amount of money into their account. Automatic investments must be at least $100.

	Acquired Fund	Acquiring Fund

For an individual account, IRA or other qualified plan account that has a current account value of at least $10,000, the Acquired Fund allows investors to adopt a systematic withdrawal plan to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.

The Acquiring Fund also allows investors to establish a systematic withdrawal plan to automatically redeem a predetermined amount (minimum of $1,000) on a monthly or quarterly basis.
Exchanges	The Acquired Fund allows you to exchange your Fund shares for shares of the same Class of another fund advised by Good Harbor (“Good Harbor Funds”). Exchanges are made at net asset value. Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in the applicable prospectus. An exchange of shares of any Good Harbor Fund for shares of another Good Harbor Fund will be treated as a sale for federal income tax purposes.	The Acquiring Fund allows shareholders to exchange shares of the Acquiring Fund into shares of another fund managed by AXS. Exchanges may only be made between the same share classes.
Small Accounts	If at any time your account balance falls below $1,000, the Acquired Fund may notify you that, unless the account is brought up to at least $1,000 within 30 days of the notice, your account could be closed.	The Acquiring Fund may redeem all of the shares held in your account if your balance falls below the Acquiring Fund’s minimum initial investment. The Acquiring Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. Such automatic redemption will not apply to current Acquired Fund shareholders receiving Acquiring Fund shares in the Reorganization.
Redemption Fees	The Acquired Fund will deduct a 1.00% redemption fee on your redemption amount if you sell your shares less than 30 days after your purchase. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 1.00% fee. Redemption fees are paid to an Acquired Fund directly and are designed to offset costs associated with fluctuations in the Acquired Fund asset levels and cash flow caused by short-term shareholder trading.	The Acquiring Fund does not impose a redemption fee.

	Acquired Fund	Acquiring Fund
Payment of Redemption Proceeds	Redemption proceeds are normally paid in cash within seven days after the tender of shares.	Same as the Acquired Fund.
Redemptions In-Kind	The Acquired Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is greater than $250,000 or 1% of the Acquired Fund’s assets	During conditions that make the payment of cash unwise and/or in order to protect the interests of the Acquiring Fund’s remaining shareholders, the Acquiring Fund reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Acquiring Fund.
Dividends and Distributions	The Acquired Fund distributes substantially all of its net investment income and net capital gains annually in December.	The Acquiring Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Acquiring Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.
Frequent Trading	The Acquired Fund discourages and does not accommodate market timing. Frequent trading into and out of an Acquired Fund can harm all Fund shareholders by disrupting a Acquired Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Acquired Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Acquired Fund currently uses several methods to reduce the risk of market timing.	IMST II discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm an Acquiring Fund’s performance. IMST II takes steps to reduce the frequency and effect of these activities on the Acquiring Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, IMST II may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in an Acquiring Fund, if that shareholder has engaged in four or more “round trips” in the Acquiring Fund during a 12-month period.
Net Asset Value Per Share (“NAV”)	Shares of the Acquired Fund are sold at NAV. The NAV of the Acquired Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Acquired Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of each Acquired Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Acquired Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.	The offering price of each class of the Acquiring Fund’s shares is the net asset value per share (“NAV”) of that class. The difference among the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Investor Class Shares. The Acquiring Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of the Acquiring Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Acquiring Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Acquiring Fund does not value its shares, which may significantly affect the Acquiring Fund’s NAVs on days when you are not able to buy or sell Acquiring Fund shares.

	Acquired Fund	Acquiring Fund
Fair Valuation

Generally, the Acquired Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The Acquiring Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. IMST II has adopted procedures to be followed when an Acquiring Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Acquiring Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the IMST II Board (or a committee thereof) and may result in a different price being used in the calculation of the Acquiring Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that an Acquiring Fund will obtain the fair value assigned to a security if it sells the security.

Acquired Fund	Acquiring Fund

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value committee composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The committee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

In certain circumstances, the Acquiring Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by an Acquiring Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Acquiring Fund’s NAV are determined. If the event may result in a material adjustment to the price of an Acquiring Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Acquiring Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s Acquiring NAVs.

The Acquired Fund may use independent pricing services to assist in calculating the value of the Acquired Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Acquired Fund. Because the Acquired Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Acquired Fund’s portfolio securities may change on days when you may not be able to buy or sell the Acquired Fund’s shares.

Other types of portfolio securities that an Acquiring Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Acquired Fund	Acquiring Fund

In computing the NAV, the Acquired Fund values foreign securities held by the Acquired Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Acquired Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Acquired Fund prices its shares, the security may be priced using alternative market prices provided by a pricing service. For example, if trading in a portfolio security is halted and does not resume before the Acquired Fund calculates its NAV, alternative market prices may be used to value the security. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Acquired Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Acquired Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Acquired Fund	Acquiring Fund

With respect to any portion of the Acquired Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Acquired Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

G.	Key Information about the Reorganization

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Reorganization Agreement, the form of which is attached to this Proxy Statement as Appendix A.

1.       Agreement and Plan of Reorganization

At the Special Meeting, the shareholders of the Acquired Fund will be asked to approve a Reorganization Agreement to reorganize the Acquired Fund into the Acquiring Fund. If the Reorganization Agreement is approved by the shareholders of the Acquired Fund and the Reorganization is completed, the Reorganization would be effected by the transfer by the Acquired Fund of all of its assets to the Acquiring Fund in exchange for (i) the number of full and fractional shares of the Acquiring Fund equal to (a) the aggregate net asset value of the Acquired Fund as of the close of business on the closing day of the Reorganization (the “Closing”), divided by (b) the net asset value per share of Acquiring Fund shares as of the Closing, and (ii) the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities. Immediately thereafter, the Acquired Fund will distribute each class of the Acquiring Fund shares received in the exchange pro rata to its shareholders holding the Acquired Fund’s shares by instructing IMST II’s transfer agent to establish accounts in the Acquiring Fund’s share records in the names of those shareholders and transferring those Acquiring Fund shares to those accounts in complete liquidation of the Acquired Fund. Under the Reorganization Agreement, Class A Shares and Class C Shares of the Acquired Fund correspond to Investor Class Shares of the Acquiring Fund, and Class I Shares of the Acquired Fund correspond to Class I Shares of the Acquiring Fund. The expenses associated with the Reorganization will not be borne by the Acquired Fund. Certificates evidencing Acquiring Fund shares will not be issued to the Acquired Fund’s shareholders.

The holding period for the Acquired Fund’s shares will carry over to the Acquiring Fund shares received by shareholders in the Reorganization for purposes of determining the application of any applicable redemption or exchange fees. Upon completion of the Reorganization, each shareholder of the Acquired Fund will own a number of full and fractional shares of the Acquiring Fund equal in aggregate net asset value at the time of the Reorganization to the aggregate net asset value of such shareholder’s shares in the Acquired Fund.

Until the Closing, shareholders of an Acquired Fund will continue to be able to redeem their shares at the NAV per share next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund and the transfer books of the Acquired Fund will be permanently closed. If the Reorganization is completed, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV per share. Shareholders of the Acquired Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including, without limitation, the approval of the Reorganization Agreement by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel to IMST II with respect to certain tax issues. Assuming satisfaction of the conditions in the Reorganization Agreement, the Reorganization is expected to be effective on May 6, 2022, or such other date agreed to by the Trust and IMST II.

AXS, MFAC and UMBFS have agreed to pay costs relating to the proposed Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement, except if and to the extent that payment of those costs would result in certain adverse tax consequences. AXS, MFAC and UMBFS will also incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials. Notwithstanding the foregoing expenses will be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would prevent a Fund from being treated as a “regulated investment company” under the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code. The Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund, notwithstanding approval of the Reorganization Agreement by the Acquired Fund’s shareholders, provided that no such amendment after such approval may have the effect of changing the Reorganization Agreement to the detriment of such shareholders without their further approval. In addition, the Reorganization Agreement may be terminated at any time prior to the Closing by the Board or the IMST II Board if, among other reasons, the Board or the IMST II Board determines that a Reorganization is not in the best interests of its shareholders.

The foregoing summary of the Reorganization Agreement is qualified in its entirety by the terms and provisions of the Reorganization Agreement, the form of which is attached to this Proxy Statement in Appendix A.

2.       Description of the Acquiring Fund’s Shares

The Acquiring Fund’s shares issued to the shareholders of the Acquired Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued, will be transferable without restriction and will have no preemptive or conversion rights. The Acquiring Fund’s shares will be sold and redeemed based upon the NAV per share of the relevant class of the Acquiring Fund next determined after receipt of the purchase or redemption request, as described in the Acquiring Fund’s Prospectus. The chart below indicates which Acquiring Fund share class you will receive in the Reorganization, depending on which corresponding Acquired Fund share class you currently own:

Acquired Fund	Acquiring Fund
Class A Shares	Investor Class Shares
Class C Shares	Investor Class Shares
Class I Shares	Class I Shares

3.       Board Considerations Relating to the Proposed Reorganization

At the Board Meeting held on August 26, 2021, Good Harbor, the Acquired Fund’s investment adviser, recommended that the Board approve the Reorganization. At its meeting, the Board evaluated materials regarding the Acquired Fund and the Acquiring Fund.

The Board reviewed the responses to the questionnaire provided by Good Harbor regarding the proposed expenses and service providers for the Acquiring Fund. The Board noted that Good Harbor indicated in its responses that the Acquiring Fund may also benefit from AXS’s distribution platform. The Board reviewed the expected total operating expense ratio for the Acquiring Fund, which would be lower than the total operating expense ratio of the Acquired Fund, and considered that AXS had indicated that it would enter into a two-year expense limitation agreement with respect to the Acquiring Fund. The Board noted that the Acquiring Fund and Acquired Fund have different investment objectives, but similar investment strategies and policies.

After careful consideration, the Board (including all Trustees who are not “interested persons” of the Acquired Fund), determined that the Reorganization would not dilute the interests of the Acquired Fund’s existing shareholders, and unanimously approved the Reorganization Agreement.

In approving the proposed Reorganization, the Board (with the advice and assistance of independent counsel) also considered, among other things:

●	the expectation that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that the Acquired Fund and the shareholders generally will not recognize gain or loss for U.S. federal income tax purposes in the Reorganization;

●	that the Funds have different investment objectives, but similar investment strategies and policies;

●	that the Reorganization was recommended by Good Harbor and that it is Good Harbor’s belief that a combination of the Acquired Fund’s assets with those of the Acquiring Fund, which is a series of a different trust managed by a different adviser, could result in more customized distribution support, and economies of scale (which may reduce shareholder expenses).

●	although the advisory fee for the Acquiring Fund and the expense limitation for Class I shares of the Acquiring Fund are higher than the investment advisory fee for the Acquired Fund and expense limitation for Class I shares of the Acquired Fund, the total annual operating expenses of the Acquiring Fund after the Reorganization are expected to be the lower than the current expenses of the Acquired Fund;

●	that AXS had agreed to continue the Acquiring Fund’s expense limitation for a period of two years from the date of the Reorganization;

●	the qualifications and experience of the Acquiring Fund’s service providers;

●	that the Reorganization would not result in the dilution of the Acquired Fund shareholders’ interests;

●	that the Acquired Fund would not bear the costs of the proposed Reorganization;

●	that the proposed Reorganization will be submitted to the shareholders of the Acquired Fund for their approval; and

●	that shareholders of the Acquired Fund who do not wish to become shareholders of the Acquiring Fund may redeem their Acquired Fund shares before the Reorganization.

After consideration of these and other factors it deemed appropriate, the Board determined that the Reorganization as proposed by Good Harbor would not dilute the interests of the Acquired Fund’s existing shareholders. The Board, including those Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, unanimously approved the Reorganization of the Acquired Fund, subject to approval by its shareholders. The Board noted that if shareholders of the Acquired Fund do not approve the Reorganization, the Acquired Fund would not be reorganized into the Acquiring Fund and the Board would take such further action as it deems to be in the best interests of the Acquired Fund.

4.       Federal Income Tax Consequences

For each year of its existence, the Acquired Fund has had in effect an election to be, and the Trust believes the Acquired Fund has qualified for treatment as, a “regulated investment company” under the Code. Accordingly, the Trust believes the Acquired Fund has been, and will continue through the Closing to be, generally relieved of any federal income tax liability on its taxable income and gains it distributes to shareholders in accordance with Subchapter M of the Code.

As a condition to the Closing of the Reorganization, the Trust will receive an opinion of counsel substantially to the effect that for federal income tax purposes:

●	The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	No gain or loss will be recognized by the Acquired Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund’s shares to the shareholders of the Acquired Fund, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) as a result of the closing the Acquired Fund’s taxable year, or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

●

The tax basis in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

●	The holding period in the hands of the Acquiring Fund of each asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the Acquired Fund’s holding period for such asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

●	No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the assets of the Acquired Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

●	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares as part of the Reorganization;

●	The aggregate tax basis of the shares of the Acquiring Fund that the Acquired Fund shareholders receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

●	The Acquired Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the Acquired Fund shareholder’s holding period for the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held such Acquired Fund shares as capital assets on the date of the exchange.

In rendering the opinion, counsel will rely upon, among other things, certain facts and assumptions and certain representations of the Trust, IMST II, the Acquired Fund and the Acquiring Fund. The condition that the parties to the Reorganization receive such an opinion may not be waived.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

Prior to the Closing, the Acquired Fund will, as necessary, declare and pay one or more dividends and/or other distributions, which, together with all previous dividends for the taxable year, is intended to have the effect of distributing to the Acquired Fund’s shareholders all of its net capital gain (taking into account available capital loss carryforwards), if any, all of its investment company taxable income (computed without regard to any deduction for dividends paid), if any, and all of its net tax-exempt income, if any, for each taxable year ending on or before the closing date of the Reorganization. Any such distribution will generally be taxable income to the Acquired Fund’s shareholders. The Acquiring Fund may make comparable distributions to its shareholders before the Closing.

Federal income tax law permits a regulated investment company to carry forward indefinitely its net capital losses to offset its capital gains recognized in future years. As of September 30, 2021, the Acquiring Fund did not have unused capital loss carryforwards. As of September 30, 2021, the Acquired Fund’s unused capital loss carryforwards are as follows:

	Non-Expiring
	Short-Term	Long-Term	Amount Currently Subject to Limitation*	Total
Good Harbor Tactical Select Fund	$182,905,296	$53,924,420	$529,436	$237,359,152

*	Subject to an annual limitation of $119,687 under Section 382 of the Code as a result of a change in control in a prior reorganization of the Acquired Fund.

On the Closing Date, each Fund may have net realized capital gains or losses and may also have net unrealized gains or losses.

The Reorganization may result in a number of different limitations on the Acquiring Fund’s ability to use realized and unrealized losses of the Acquired Fund and the Acquiring Fund. In the taxable year of the Acquiring Fund in which the Reorganization occurs, the Acquiring Fund will be able to use capital loss carryforwards of the Acquired Fund (including from the Acquired Fund’s short taxable year ending on the Closing Date), subject to the additional limitations described below, to offset only a prorated portion of the Acquiring Fund’s capital gains for such taxable year, based on the number of days remaining after the Closing Date in such taxable year.

The Reorganization may result in significant limitations on the Acquiring Fund’s ability, following the Reorganization, to use capital loss carryforwards of the Acquired Fund (including carryforwards generated in the tax year of the Acquired Fund ending on the Closing Date). Those limitations, imposed by Section 382 of the Code, may apply if the shareholders of the Acquired Fund own less than 50% of the combined fund immediately after the Reorganization, and will be imposed on an annual basis. The Reorganization may result in limitations on the Acquiring Fund’s ability to use unrealized capital losses inherent in the tax basis of the Acquired Fund’s assets on the Closing Date. Capital losses in excess of this limitation may be carried forward indefinitely, subject to any other applicable limitations. This annual limitation on the use of the Acquired Fund’s carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Acquired Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization. This limitation may be prorated in the taxable year of the Acquiring Fund in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year.

The Reorganization may result in limitations on the Acquiring Fund’s ability, after the Reorganization, to use capital loss carryforwards of the Acquiring Fund, a portion of any losses recognized by the Acquiring Fund in its tax year that includes the Reorganization, and potentially on the Acquiring Fund’s ability to use unrealized capital losses inherent in the tax basis of its assets immediately prior to the Reorganization. These limitations may apply if the Acquiring Fund’s shareholders own less than 50% of the combined fund immediately after the Reorganization. These limitations are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to generally applicable limitations. If applicable, the annual limitation on the use of these carryforwards for periods following the Reorganization generally will equal the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the “long-term tax-exempt rate,” as published by the IRS and in effect at the time of the Reorganization.

If the Acquiring Fund or the Acquired Fund has a net unrealized gain inherent in its assets at the time of the Reorganization, then, under certain circumstances, the Acquiring Fund, post-Reorganization, may not offset that gain, to the extent realized within five years of the Reorganization, by a carryforward of pre-Reorganization losses (other than a carryforward of pre-Reorganization losses of the Fund with the net unrealized gain inherent in its assets at the time of the Reorganization) or, in certain cases, by a net unrealized loss inherent at the time of the Reorganization in the assets of the other Fund.

As a result of the Reorganization, losses and loss carryforwards will benefit the shareholders of the combined Acquiring Fund, rather than the shareholders of the Fund that incurred them. By reason of the foregoing rules, taxable shareholders may pay more taxes, or pay taxes sooner, as a result of the Reorganization than they would have if the Reorganization did not occur.

Since the Reorganization is not expected to close until May 6, 2022, the capital loss carryforwards, realized and unrealized gains and losses, and the applicability of the limitations described above may change significantly between now and the date of the Reorganization. The ability of each Fund to use capital losses to offset gains (even in the absence of the Reorganization) also depends on factors other than loss limitations, such as the future realization of capital gains or losses.

Although the Trust is not aware of any adverse state income tax consequences, the Trust has not made any investigation as to those consequences for the shareholders. Because each shareholder may have distinct tax issues based on the shareholder’s particular circumstances, shareholders should consult their own tax advisors.

5.       Comparison of Forms of Organization and Shareholder Rights

Form of Organization. The Trust and IMST II are each Delaware statutory trusts governed by their respective Agreement and Declaration of Trust, By-Laws and Board of Trustees. The operations of the Trust and IMST II are also governed by applicable state and federal law. As a result, there are no material differences between the rights of shareholders under the governing state laws of the Trust and IMST II except differences in rights provided for in the respective governing instruments of these entities, some of which are discussed below.

Shares. The Trust and IMST II are each authorized to issue an unlimited number of shares of beneficial interest and shareholders have no preemptive rights.

Shareholder Voting Rights, Quorum, Required Vote and Action by Written Consent.

Pursuant to the Trust Declaration of Trust, shareholders of the Trust have the power to vote only for the following: (a) the election of Trustees, including the filling of any vacancies on the Board; (b) with respect to such additional matters relating to the Trust as may be required by the Trust Declaration of Trust, the By-Laws, the 1940 Act or any registration statement of the Trust filed with the SEC; and (c) such other matters as the Board may consider necessary or desirable.

Except when a larger quorum is required by applicable law, the Trust Declaration of Trust or the By-Laws, thirty-three and one-third percent (33-1/3%) of the shares present in person (or via a virtual meeting, if applicable) or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum at such meeting. When a separate vote by one or more series or classes is required, thirty-three and one-third percent (33-1/3%) of the shares of each such series or class present in person (or via a virtual meeting, if applicable) or represented by proxy and entitled to vote shall constitute a quorum at a shareholder meeting of such series or class. Any lesser number shall be sufficient for adjournments.

On any matters submitted to a vote of the shareholders, all shares of the Trust then entitled to vote shall be voted in aggregate, except: (a) when required by applicable law, shares shall be voted by individual series or class; (b) when the matter involves any action that the Board has determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon; and (c) when the matter involves any action that the Board has determined will affect the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon. A shareholder of record of each share shall be entitled to one vote for each full share, and a fractional vote for each fractional share. There shall be no cumulative voting in the election of Trustees. Shareholders may take any action as to the Trust or any series or class without a meeting if a consent in writing setting forth the action to be taken is signed by the holders of shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted.

Pursuant to the IMST II Declaration of Trust, shareholders have the power to vote only for the following (each to the extent and as provided by the IMST II Declaration of Trust): (i) for the election and removal of Trustees, (ii) with respect to the approval of termination in accordance with the 1940 Act of any contract with any one or more corporations, trusts, associations, partnerships, limited partnerships, limited liability companies or other organizations or individuals who provide services for or on behalf of IMST II and its series, including investment advisory services, as to which shareholder approval is required by the 1940 Act, (iii) with respect to any reorganization of IMST II or any series; (iv) with respect to any amendment of the IMST II Declaration of Trust; (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of IMST II or any series, or the shareholders of any of them, and (vi) with respect to such additional matters relating to IMST II as may be required by the 1940 Act, the IMST II Declaration of Trust, IMST II’s by-laws or any registration of IMST II with the SEC or any State, or as the Trustees may consider necessary or desirable.

The presence in person (or via a virtual meeting, if applicable) or by proxy of one-third of the holder of shares of IMST II entitled to vote shall be a quorum for the transaction of business at a shareholder meeting. Any lesser number shall be sufficient for adjournments. A majority shareholder vote at a meeting at which a quorum is present shall decide any question, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the IMST II Declaration of Trust or IMST II’s By-Laws, or when the Trustees shall in their discretion require a larger vote or the vote of a majority or larger fraction of the shares of one or more particular series. On each matter submitted to a vote of shareholders of the Acquiring Fund, each shareholder is entitled to one vote for each whole share and each fractional share is entitled to a fractional vote. There is no cumulative voting in the election or removal of Trustees. Subject to the provisions of the 1940 Act and other applicable law, any action taken by shareholders may be taken without a meeting if a majority of shareholders entitled to vote on the matter (or such larger proportion thereof or of the shares of any particular series as shall be required by the 1940 Act or by any express provision of the IMST II Declaration of Trust or the IMST II by-laws or as shall be permitted by the IMST II Trustees) consent to the action in writing and if the writings in which such consent is given are filed with the records of the meetings of shareholders.

Shareholder Meetings. Neither the Acquired Fund nor the Acquiring Fund is required to hold annual shareholders’ meetings under the Delaware Statutory Trust Act or its respective governing instruments unless required by applicable federal law.

Shareholder Liability. IMST II’s governing instruments disclaim shareholder liability for the debts, liabilities, obligations and expenses of IMST II or any of their respective series and provide indemnification for all losses and expenses of any shareholder held liable for the obligations of the Acquired Fund and Acquiring Fund, respectively. Shareholders of IMST II have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation. The Trust’s governing instruments have no such provisions.

Trustee Liability. Both the Trust and IMST II indemnify trustees against all liabilities and expenses incurred by reason of being a trustee to the fullest extent permitted by law, except that the Trust and IMST II do not provide indemnification for liabilities due to a trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such trustee’s duties.

Amendments to Declaration of Trust. The Board may amend the Declaration of Trust at any time by an instrument in writing signed by a majority of the Board and, if required, by approval of such amendment by shareholders. The IMST II Board may amend the IMST II Declaration of Trust by an instrument signed by a majority of the IMST II Board so long as such amendment does not adversely affect the rights of any shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act.

The foregoing is a very general summary of certain provisions of the governing instruments and by-laws of the Trust and IMST II. It is qualified in its entirety by reference to the respective governing instruments and by-laws.

6.       Fiscal Year End

The fiscal year end for the Acquired Fund and the Acquiring Fund is September 30.

7.       Capitalization

The following table shows, as of January 26, 2022, (1) the unaudited capitalization of the Acquired Fund and unaudited capitalization of the Acquiring Fund, and (2) the pro forma combined capitalization of the Acquiring Fund, giving effect to the proposed Reorganization as of that date (a):

(unaudited)	Acquired Fund	Acquiring Fund	Pro forma Adjustments (b)	Pro forma Acquiring Fund
Net Assets
Class A Shares	$6,120,981	--	$(6,120,981)	--
Class C Shares	$5,037,980	--	$(5,037,980)	--
Class I Shares	$6,746,793	$9,369,832		$16,116,625
Investor Class Shares	--	$9,210,276	$11,158,961	$20,369,237
Total	$17,905,754	$18,580,108	--	$36,485,862

Shares Outstanding
Class A Shares	538,873	--	(538,873)	--
Class C Shares	456,421	--	(456,421)	--
Class I Shares	595,190	815,107	(8,512)	1,401,785
Investor Class Shares	--	805,832	976,287	1,782,119
Total	1,590,484	1,620,939	(27,519)	3,183,904

Net Asset Value per Share
Class A Shares	$11.36	--	--	--
Class C Shares	$11.04	--	--	--
Class I Shares	$11.34	$11.50	--	$11.50
Investor Class Shares	--	$11.43	--	$11.43

(a)	The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity. No assurance can be given as to how many shares of the Acquiring Fund will be received by Acquired Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Pro Forma Acquiring Fund that actually will be received by Acquired Fund shareholders.

(b)	To adjust Shares Outstanding of the Pro Forma Acquiring Fund based on combining the Acquired Fund at the Acquiring Fund’s Net Asset Value per Share. Class A and Class C Shares of the Acquired Fund are exchanged for Investor Class Shares of the Acquiring Fund.

The Acquiring Fund will be the accounting survivor following the Reorganization.

8.       Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive safe harbor for an investment adviser or any affiliated persons thereof to receive any amount or benefit in connection with a sale of securities of, or any other interest in, such adviser which results in an assignment of an investment advisory contract with an investment company as long as two conditions are met.

●	First, no “unfair burden” may be imposed on the investment company as a result of the transaction, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two-year period after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). The Trust and IMST II are not aware of any circumstances relating to the Reorganization that might result in the imposition of such an “unfair burden” on the Acquired Fund.

●	Second, during the three-year period immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. The IMST II Board will satisfy this condition at the time of the Reorganization.

H.       Additional Information about the Funds

1.	Comparison of Performance Information

The bar chart and table below provide some indication of the risks of investing in each Fund by showing changes in each Fund’s performance from year to year for the Class I Shares and by showing how the average annual total returns of each Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Updated performance information of the Acquired Fund is available at no cost by calling 1-877-270-2848. Updated performance information of the Acquiring Fund is available at the Acquiring Fund’s website, www.axsinvestments.com.  A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Good Harbor Tactical Select Fund

Calendar-Year Total Return (before taxes) for Class I Shares

For each calendar year at NAV

Class I Shares
Highest Calendar Quarter Return at NAV	13.49%	Quarter Ended 12/31/2020
Lowest Calendar Quarter Return at NAV	(16.68)%	Quarter Ended 03/31/2020

Average Annual Total Returns (for periods ended December 31, 2021)	1 Year	5 Years	Since Inception (05-16-14)	Since Inception (08-31-15)
Class I - Return Before Taxes	14.91%	6.53%	4.20%	N/A
Class I - Return After Taxes on Distributions*	14.91%	5.91%	3.71%	N/A
Class I - Return After Taxes on Distributions and Sale of Fund Shares*	8.83%	4.94%	3.14%	N/A
Class A Shares - Return Before Taxes	8.01%	5.01%	N/A	5.36%
Class C Shares - Return Before Taxes	13.80%	5.46%	N/A	5.62%
S&P Global BMI Index (reflects no deductions for fees, expenses or taxes)	18.18%	14.53%	10.57%	13.03%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I Shares only and after-tax returns for classes other than Class I will vary from returns shown for Class I Shares.

AXS Multi-Strategy Alternatives Fund

Calendar-Year Total Return (before taxes) for Investor Class Shares

For each calendar year at NAV

Investor Class Shares
Highest Calendar Quarter Return at NAV	12.25%	Quarter Ended 03/31/2012
Lowest Calendar Quarter Return at NAV	(17.11)%	Quarter Ended 09/30/2011

Average Annual Total Returns (for periods ended December 31, 2021)	1 Year	5 Years	10 Years	Since Inception	Inception Date
Investor Class Shares - Return Before Taxes	31.72%	12.11%	10.66%	-	08/04/2008
Investor Class Shares- Return After Taxes on Distributions*	21.60%	7.77%	7.75%	-	08/04/2008
Investor Class Shares - Return After Taxes on Distributions and Sale of Fund Shares*	19.38%	7.63%	7.38%	-	08/04/2008
Class I Shares - Return Before Taxes	31.75%	-	-	11.90%	03/20/2017
HFRX Equity Hedge Index (reflects no deductions for fees, expenses or taxes)	12.14%	5.29%	4.10%	-	08/04/2008

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class Shares only and after-tax returns for classes other than Investor Class Shares will vary from returns shown for Investor Class Shares.

Portfolio Turnover

The Acquired Fund and the Acquiring Fund pay transaction costs, such as commissions, when buying and selling securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Funds’ performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 332% and the Acquiring Fund’s portfolio turnover rate was 419%.

2.	Investment Adviser and Portfolio Managers

The Acquired Fund’s investment adviser is Good Harbor, with its principal place of business at 215 N. Oak Ridge Road, Barrington, Illinois 60010. Subject to the oversight of the Board of Trustees, Good Harbor is responsible for management of the Acquired Fund’s investment portfolio. Good Harbor was established in 2003 for the purpose of providing investment advice to individuals and institutions. As of December 31, 2021, Good Harbor had approximately $20.6 million in assets under management/advisement. A discussion summarizing the basis of the Board’s approval of the investment advisory agreement between the Trust and Good Harbor is included in the Acquired Fund’s annual report for the year ended September 30, 2021.

Neil R. Peplinski, CFA founded Good Harbor in April of 2003 and has served as a Managing Partner since the firm’s inception. Mr. Peplinski previously worked as a portfolio manager for Allstate Investments, overseeing a portfolio of collateralized debt obligations. Mr. Peplinski earned his MBA with High Honors from The University of Chicago Graduate School of Business. He also holds a MSEE in Electromagnetics from The University of Michigan, and a BSEE in Electromagnetics from Michigan Technological University where he graduated summa cum laude.

Yash Patel, CFA has served as Chief Operating Officer of Good Harbor since March 2010. Mr. Patel brings 15 years of professional experience to the firm. His responsibilities include the management and leadership of operations, technology, trading, and portfolio management. Prior to joining the Adviser, Mr. Patel was a quantitative equity analyst for Allstate Investments, developing and implementing model-driven trading strategies. Previous to that, he worked and consulted for hedge funds including Bridgewater Associates and Citadel Investment Group. Mr. Patel earned an MBA with Honors from The University of Chicago Booth School of Business and a BS CSE from The Ohio State University.

The Acquired Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio manager’s ownership of securities in the Acquired Fund.

The Acquiring Fund’s investment adviser is AXS, with its principal place of business at 181 Westchester Avenue, Suite 402, Port Chester, New York, 10573. Subject to the oversight of the IMST II Board, AXS is responsible for management of the Acquiring Fund’s investment portfolio. As of December 31, 2021, AXS had approximately $639 million in assets under management. A discussion summarizing the basis of the IMST II Board’s approval of the investment advisory agreement between IMST II, on behalf of the Acquiring Fund, and AXS is included in the Acquiring Fund’s semi-annual report for the period ended March 31, 2021.

Parker Binion joined AXS in January 2021 as Portfolio Manager. Mr. Binion was previously a portfolio manager of Kerns Capital Management, Inc., from September 2014 until joining AXS, and was responsible for managing the firm’s separately managed account strategies and hedging/net exposure strategies. Prior to 2014, Mr. Binion was an investment advisor representative with Heritage Capital from 2012 to 2014. He holds an A.B. in political science with a concentration in economics from Duke University and a J.D. with honors from the University of Texas at Austin.

The Acquiring Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Acquiring Fund.

3.	Trustees and Service Providers for the Acquired Fund and Acquiring Fund

The Trust and IMST II are operated by their respective board of trustees and officers appointed by each board. The Reorganization will, therefore, result in a change in the board of trustees.

Trustees of the Trust

The Board has four trustees who are not “interested persons of the trust” as that term is defined under the 1940 Act. The following individuals comprise the Board: Patricia Luscombe, John V. Palancia, Mark H. Taylor and Jeffery D. Young.

Trustees of IMST II

The IMST II Board has six trustees, four of whom are not “interested persons of the trust” as that term is defined under the 1940 Act. The following individuals comprise the IMST II Board: Thomas Knipper, Kathleen K. Shkuda, Larry D. Tashjian and John P. Zader, Eric M. Banhazl (interested Trustee) and Terrance P. Gallagher (interested Trustee).

Service Providers

The following chart describes the service providers to the Trust and IMST II:

	Trust	IMST II
Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Mutual Fund Administration, LLC 2220 E. Route 66, Suite 226 Glendora, California 91740 UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474	IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, Wisconsin 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, Ohio 44115	RSM US, LLP 555 17th Street, Suite 1200 Denver, Colorado 80202
Custodian	U.S. Bank, N.A. 1555 N. River Center Drive Milwaukee, Wisconsin 53212	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri 64106

*	IMST Distributors, LLC is a wholly owned subsidiary of Foreside Fund Services, LLC.

The Board unanimously recommends that the shareholder of THE Acquired Fund vote FOR the approval of the Reorganization.

II.	Voting Information

A.	General Information

How to Vote

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote at a special meeting of shareholders of the Acquired Fund. The Special Meeting will be held at the offices of Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, Ohio, 43215. However, as we are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. If we decide to hold the Special Meeting at a different time or in a different location, we will make an announcement in the manner discussed in these materials.

You may vote in one of the following ways:

●	in person at the Special Meeting;
●	complete and sign the enclosed proxy card and mail it to us in the prepaid return envelope (if mailed in the United States);
●	vote on the Internet at the website address listed on your proxy card;
●	call the toll-free number listed on the enclosed proxy card to reach an automated touchtone voting line; or
●	call the toll-free number listed on the enclosed proxy card to speak with a live operator Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Acquired Fund. You may also give written notice of revocation in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

Quorum

Only shareholders of record on March 11, 2022 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or at any adjournment thereof. Each whole share of the Acquired Fund held as of the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. The presence in person or by proxy of shareholders owning thirty-three and one-third percent (33-1/3%) of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business with respect to the Acquired Fund. Any lesser number shall be sufficient for adjournments.

Vote Required

Approval of each proposal will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote at the Special Meeting. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” means the vote of the lesser of (1) 67% or more of the voting securities present at the Special Meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Acquired Fund.

If the shareholders of the Acquired Fund do not approve the Reorganization, then the Reorganization of the Acquired Fund will not be implemented. In such case, the Board will take such further action as it deems to be in the best interests of the Acquired Fund, including the possible liquidation of the Acquired Fund.

Adjournments

If a quorum of shareholders of the Acquired Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the Acquired Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the Acquired Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the Acquired Fund may be adjourned from time to time by a majority of the votes of the Acquired Fund properly cast upon the question of adjourning the Special Meeting of the Acquired Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the Acquired Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

Effect of Abstentions and Broker “Non-Votes”

All proxies voted, including abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), will be counted toward establishing a quorum.

Broker-dealer firms holding shares of the Acquired Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Special Meeting. Under the rules of the New York Stock Exchange, broker-dealer firms may, for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The proposal is not a “routine” matter under the rules of the New York Stock Exchange. If you do not give instructions to your broker, your broker will not be able to vote your shares with respect to this proposal. We urge you to provide instructions to your broker or nominee so that your votes may be counted. Abstentions and broker non-votes will have the effect of votes against the proposal. Abstentions will have no effect on the outcome of a vote on adjournment.

B.	Method and Cost of Solicitation

This Proxy Statement is being sent to you in connection with the solicitation of proxies by the Board for use at the Special Meeting. The close of business on March 11, 2022, is the Record Date for determining the shareholders of the Acquired Fund entitled to receive notice of the Special Meeting and to vote, and for determining the number of shares that may be voted, with respect to the Special Meeting or any adjournment thereof. The Trust expects that the solicitation of proxies will be primarily by mail and telephone. AXS has retained AST Fund Solutions, LLC (“AST”) to provide proxy services, at an anticipated cost of approximately $11,500. AXS, UMBFS and MFAC will bear the costs of the Special Meeting, including legal costs, the costs of retaining AST, and other expenses incurred in connection with the solicitation of proxies.

C.	Right to Revoke Proxy

Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting, either by providing written notice to the Trust, by submission of a later-dated, duly executed proxy or by voting in person (or via a virtual meeting, if applicable) at the Special Meeting. A prior proxy can also be revoked by proxy voting again through the toll-free number listed in the enclosed Voting Instructions. If not so revoked, the votes will be cast at the Special Meeting, and any postponements or adjournments thereof. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.	Voting Securities and Principal Holders

Shareholders of the Acquired Fund at the close of business on March 11, 2022 will be entitled to be present and vote at the Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. As of that date, 1,545,802.802 shares of the Acquired Fund (528,108.599 Class A Shares, 445,734.633 Class C Shares and 571,959.570 Class I Shares) were outstanding.

To the knowledge of the Acquired Fund, as of February 8, 2022, the following persons held of record or beneficially 5% or more of the outstanding class of shares of the Acquired Fund.

Class A Shares Shareholder Name/Address	Percentage of Total Outstanding Class A Shares
WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	19.66%
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO, CA 94105	12.96%

Class C Shares Shareholder Name/Address	Percentage of Total Outstanding Class C Shares
RBC CAPITAL MARKETS LLC 60 SOUTH SIX ST P08 MINNEAPOLIS, MN 55402-1110	8.68%
LPL FINANCIAL/A/C 1000-005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	12.20%
MORGAN STANLEY SMITH BARNEY LLC 1 NEW YORK PLAZA, FL 12 NEW YORK, NY 10004	18.33%
WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	47.59%

Class I Shares Shareholder Name/Address	Percentage of Total Outstanding Class I Shares
RBC CAPITAL MARKETS LLC 60 SOUTH SIX ST P08 MINNEAPOLIS, MN 55402-1110	6.04%
LPL FINANCIAL/A/C 1000-005 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	10.13%
WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	17.25%

To the knowledge of the Acquired Fund, as of February 8, 2022, the following persons held of record or beneficially 25% or more of the outstanding shares of the Acquired Fund. Persons holding more than 25% of the outstanding shares of the Acquired Fund may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders.

Shareholder Name/Address	Percentage of Total Outstanding Shares of the Acquired Fund
WELLS FARGO CLEARING SERVICES, LLC 2801 MARKET STREET SAINT LOUIS, MO 63103	26.77%

E.	Interest of Certain Persons in the Transaction

AXS may be deemed to have an interest in the Reorganization because it serves as the investment adviser to Acquiring Fund and receives fees from the Acquiring Fund for its services as investment adviser.

III.	Miscellaneous Information

A.	Other Business

The Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.	Next Meeting of Shareholders

The Acquired Fund is not required and does not intend to hold annual or other periodic meetings of shareholders except as required by the 1940 Act. By observing this policy, the Acquired Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholder meetings, as well as the related expenditure of staff time. If the Reorganization is not completed, the next meeting of the shareholders of the Acquired Fund will be held at such time as the Board may determine or at such time as may be legally required. Any shareholder proposal intended to be presented at such meeting must be received by the Trust at its office at a reasonable time before the Trust begins to print and mail its proxy statement, as determined by the Board, to be included in the Acquired Fund’s proxy statement and form of proxy relating to that meeting, and must satisfy all other legal requirements.

C.	Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Morgan, Lewis & Bockius LLP.

D.	Independent Registered Public Accounting Firm

The financial statements of the Acquired Fund for the year ended September 30, 2021, contained in the Acquired Fund’s Annual Report to Shareholders, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm. The financial statements of the Acquiring Fund for the year ended September 30, 2021, contained in the Acquiring Fund’s Annual Report to Shareholders, have been audited by RSM US, LLP, an independent registered public accounting firm.

E.	Information Filed with the SEC

The Trust and IMST II are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

APPENDIX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this _______ day of _______ 2022, by and among Northern Lights Fund Trust III (the “Northern Lights Trust”), a Delaware statutory trust, with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on behalf of its series the Good Harbor Tactical Select Fund (the “Acquired Fund”), and Investment Managers Series Trust II (the “IMST Trust”), a Delaware statutory trust, with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212, on behalf of its series AXS Multi-Strategy Alternatives Fund (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”) and, solely with respect to Article IX, AXS Investments LLC (“AXS”), with its principal place of business at 181 Westchester Avenue, Suite 402, Port Chester, New York, 10573, Mutual Fund Administration, LLC (“MFAC”), with its principal place of business at 2220 East Route 66, Suite 226, Glendora, California 91740, and UMB Fund Services, Inc. (“UMBFS”), with its principal place of business at 235 West Galena Street, Milwaukee, Wisconsin 53212.

WHEREAS, the parties wish to effect a reorganization which will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the issuance by the Acquiring Fund to the Acquired Fund of the number of shares of the Acquiring Fund (the “Acquiring Fund Shares”) determined on a class-by-class basis in accordance with Section 1.1; and the distribution of the Acquiring Fund Shares by the Acquired Fund pro rata to its shareholders, on a class-by-class basis, in redemption of their shares in the Acquired Fund (“Acquired Fund Shares”) and in complete liquidation and dissolution of the Acquired Fund (collectively, the “Reorganization”), all as more fully set forth in this Agreement;

WHEREAS, the Acquired Fund and Acquiring Fund are separate series of the Northern Lights Trust and the IMST Trust, respectively, the Northern Lights Trust and the IMST Trust are open-end, registered management investment companies, and the Acquired Fund owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Acquired Fund currently offers three classes of shares: Class A shares, Class C shares and Class I shares. The Acquiring Fund currently offers two classes of shares, Investor Class shares and Class I shares. In the Reorganization, Acquired Fund Class A shares and Acquired Fund Class C shares will be exchanged for Acquiring Fund Investor Class shares and Acquired Fund Class I shares will be exchanged for Acquiring Fund Class I shares.

WHEREAS, the Trustees of the Northern Lights Trust have determined that the Reorganization is in the best interests of the Acquired Fund and its shareholders, and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Trustees of the IMST Trust have determined that the Reorganization is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, this Agreement is intended to constitute a “plan of reorganization” within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder, with respect to the Reorganization

NOW, THEREFORE, in consideration of the premises, covenants, and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND
SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S LIABILITIES AND
TERMINATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of its assets, as set forth in paragraph 1.2, free and clear of all liens and encumbrances, except those liens and encumbrances as to which the Acquiring Fund has received notice, to the Acquiring Fund. In exchange, the Acquiring Fund agrees (a) to issue and deliver to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class corresponding to an outstanding class of Acquired Fund Shares which is equal to (i) the aggregate net asset value (“NAV”) of the Acquired Fund attributable to that class of Acquired Fund Shares as of the Closing, divided by (ii) the NAV per share of one share of such class of Acquiring Fund Shares as of the Closing, as determined in the manner set forth in paragraphs 2.1 and 2.2; and (b) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions comprising the Reorganization shall take place on the date of the Closing provided for in paragraph 3.1 (the “Closing Date”). Acquired Fund Class A shares and Acquired Fund Class C shares correspond to Acquiring Fund Investor Class shares, and Acquired Fund Class I shares correspond to Acquiring Fund Class I shares.

1.2 ASSETS TO BE ACQUIRED. The assets of the Acquired Fund to be sold, assigned, transferred and delivered to and acquired by the Acquiring Fund shall consist of all assets and property of every kind and nature, including, without limitation, all cash, securities, goodwill, commodities, interests in futures and dividends or interest receivables, receivables for shares sold and other rights that are owned by the Acquired Fund on the Closing Date, and any prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (the “Acquired Assets”). For the sake of clarity, the Acquired Assets include, but are not limited to, all rights (including rights to indemnification and contribution) and claims (including, but not limited to, claims for breach of contract, violation of standards of care and claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims or regulator or government established investor recovery fund claims and any and all resulting recoveries, free and clear of all liens, encumbrances and claims whatsoever, except those liens and encumbrances as to which the Acquiring Fund has received notice) of the Acquired Fund against any party with whom the Acquired Fund has contracted for any actions or omissions up to the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements. The Acquired Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities and the payment of normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Acquired Fund reserves the right to sell any of such securities or other investments.

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, in good faith to discharge all of its known liabilities and obligations to the extent practicable prior to the Closing Date. The Acquiring Fund shall assume all liabilities of the Acquired Fund not discharged prior to the Closing Date, whether known or unknown, contingent, accrued or otherwise (excluding expenses relating to the Reorganization and borne by AXS, MFAC and UMBFS pursuant to Article IX), and investment contracts entered into in accordance with the terms of its Prospectus, including options, futures, forward contracts, and swap agreements (the “Assumed Liabilities”).

1.4 LIQUIDATION AND DISTRIBUTION. On the Closing Date, the Acquired Fund will distribute, in liquidation, all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in paragraph 2.1) (the “Acquired Fund Shareholders”). In the Reorganization, each Acquired Fund Shareholder will receive, in respect of each class of Acquired Fund Shares held by such Acquired Fund Shareholder, the number of full and fractional Acquiring Fund Shares of the class corresponding to that class of Acquired Fund Shares held by such Acquired Fund Shareholder that has an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares of the corresponding class held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders, representing the respective numbers of Acquiring Fund Shares of each class due such shareholders. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, and the Acquired Fund will thereupon proceed to terminate as set forth in paragraph 1.7 below. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange. Each Acquired Fund Shareholder shall have the right to receive any unpaid dividends or other distributions that were declared by the Acquired Fund before the Effective Time (as defined in paragraph 3.1) with respect to Acquired Fund Shares that are held of record by the Acquired Fund Shareholder at the Effective Time on the Closing Date.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the transfer of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be transferred.

1.7 TERMINATION. As soon as practicable on or after the Closing Date, the Acquired Fund shall make all filings and take all other steps as shall be necessary and proper to effect its complete dissolution under Delaware law. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The value of the Acquired Fund’s Acquired Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”). The NAV per share of each class of Acquiring Fund Shares shall be computed by UMBFS (the “Acquiring Fund Co-Administrator”), the Acquiring Fund’s accounting agent, in the manner set forth in the IMST Trust’s Amended and Restated Agreement and Declaration of Trust, or By-Laws, the Acquiring Fund’s then-current prospectus and statement of additional information, and the procedures adopted by the IMST Trust’s Board of Trustees. The NAV per share of each class of Acquired Fund Shares shall be computed by Ultimus Fund Solutions, LLC (the “Acquired Fund Administrator”), the Acquired Fund’s accounting agent, in the manner set forth in the Amended Agreement and Declaration of Trust or By-Laws of the Northern Lights Trust, the Acquired Fund’s then-current prospectus and statement of additional information, and the procedures adopted by the Northern Lights Trust’s Board of Trustees.

2.2 VALUATION OF SHARES AND CALCULATION OF NUMBERS OF SHARES. The NAV of the Acquired Fund, the NAV of the Acquiring Fund, the NAV per share of each class of Acquiring Fund Shares and the NAV per share of each class of Acquired Fund Shares shall, in each case, be computed as of the close of normal trading on the NYSE on the Valuation Date. The number of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in the Reorganization in exchange for a corresponding class of Acquired Fund Shares shall be determined by the Acquiring Fund Co-Administrator by dividing the NAV of the Acquired Fund attributable to that class of Acquired Fund Shares, as determined in accordance with paragraph 2.1, by the NAV of one Acquiring Fund Share of the corresponding class, as determined in accordance with paragraph 2.1.

2.3 DETERMINATION OF VALUE. All computations of value with respect to the Acquired Fund shall be made by the Acquired Fund Administrator, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund, and confirmed by the Acquiring Fund Co-Administrator. The IMST Trust and the Northern Lights Trust agree to use commercially reasonable efforts to resolve prior to the Valuation Date any material valuation differences with respect to the Acquired Assets that will be transferred to the Acquiring Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the satisfaction or waiver of the conditions set forth in Articles VI, VII and VIII of this Agreement, the closing (the “Closing”) will be on the Closing Date, which will be on or about May 6, 2022, or such other date as the parties may agree to in writing. The Closing shall be held as of the close of business, 4:00 p.m., Eastern Time (the “Effective Time”) at the offices of Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, Ohio 43215, or at such other time and/or place as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously immediately at the Effective Time, unless otherwise provided.

3.2 CUSTODIAN’S CERTIFICATE. The portfolio securities and other investments of the Acquired Fund shall be made available by the Acquired Fund to the Acquiring Fund’s custodian for examination no later than five business days preceding the Closing Date. U.S. Bank, N.A., as custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary Taxes (as defined below), including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable as mutually determined by the parties, the Valuation Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause Ultimus Fund Solutions, LLC as its transfer agent as of the Closing Date to deliver at the Closing to the Secretary of the IMST Trust a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares of the outstanding classes of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause UMBFS, its transfer agent, to issue and deliver to the Secretary of the Northern Lights Trust a confirmation evidencing the number of each class of Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Northern Lights Trust and the Acquired Fund represent and warrant to the IMST Trust and the Acquiring Fund as follows:

(a) The Acquired Fund is a separate series of the Northern Lights Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Northern Lights Trust has the power to own all of its properties and assets and, subject to approval by the Acquired Fund Shareholders, to perform its obligations under this Agreement.

(b) The Northern Lights Trust is registered as an open-end management investment company, and its registration with the U.S. Securities and Exchange Commission (the “SEC”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquired Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any material provision of the Amended Agreement and Declaration of Trust or By-Laws of the Northern Lights Trust or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e) The Acquired Fund Shares are the only outstanding equity interests in the Acquired Fund.

(f) The Acquired Fund has no material contracts or other commitments (other than this Agreement and agreements for the purchase and sale of securities or other permitted investments) that if terminated will result in material liability to the Acquired Fund.

(g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects the Acquired Fund’s business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Acquired Fund for the fiscal year ended September 30, 2021, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of the end of its most recently completed fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquired Fund as of that date not disclosed in such statements.

(i) Since the end of the Acquired Fund’s fiscal year ended September 30, 2021, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j) All Tax (as defined below) returns and reports (including, but not limited to, information returns), that are required to have been filed by the Acquired Fund for Tax periods ending on or before the Closing Date have been or, in the case of current Tax periods, will be duly and timely filed. All such returns and reports were or, in the case of current Tax periods, will be true, correct and complete as of the time of their filing, and accurately state or, in the case of current Tax periods, will state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquired Fund. All Taxes due or properly shown to be due on such returns and reports have been or, in the case of current Tax periods, will be paid, or provision has been or, in the case of current Tax periods, will be made and properly accounted therefor. To the knowledge of the Northern Lights Trust, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the Northern Lights Trust, there are no deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of the Acquired Fund. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto, and including any obligations to indemnify or otherwise assume or succeed to such a liability of any other person. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquired Fund (other than liens for Taxes not yet due and payable).

(k) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, validly issued, fully paid and non-assessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquired Fund shares, and has no outstanding securities convertible into any Acquired Fund shares.

(l) At the Closing Date, the Acquired Fund will have good and valid title to the Acquired Fund’s Acquired Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such Acquired Assets hereunder. Upon delivery and payment for such Acquired Assets, the Acquiring Fund will acquire good and valid title, subject to no restrictions on the full transfer of such Acquired Assets, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. Subject to approval by the Acquired Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(o) From the mailing of the N-14 Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Acquired Fund’s Shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) The Northern Lights Trust has in effect an election to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquired Fund is a fund that is treated as a corporation separate from each other series of the Northern Lights Trust under Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquired Fund has qualified (or will qualify) for treatment as a RIC for each taxable year since its formation (including the Acquired Fund’s current taxable year, assuming such year ends on the Closing Date).The Acquired Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquired Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(q) The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquired Fund’s Prospectus, except as previously disclosed in writing to the Acquiring Fund.

(r) The Acquiring Fund Shares to be issued to the Acquired Fund pursuant to paragraph 1.1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.4.

(s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Delaware law for the execution or performance of this Agreement by the Northern Lights Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Acquired Fund Shareholders as described in paragraph 5.2.

(t) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements, made available to the Acquiring Fund and/or its counsel, are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(u) The Acquired Fund would not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury regulations thereunder.

(v) The Acquired Fund has not waived or extended any applicable statute of limitations with respect to the assessment or collection of Taxes.

(w) The Acquired Fund has not received written notification from any taxing authority that asserts a position contrary to any of the representations set forth in paragraphs (j), (p), (t), (u), (v), and (x) of this Section 4.1.

(x) The Acquired Fund shall have distributed to its shareholders of record, on or prior to the Closing Date, one or more dividends and/or other distributions qualifying for the deduction for dividends paid under Section 561 of the Code so that the Acquired Fund will have distributed all of (a) its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code), (b) the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code, if any, over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and (c) its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryovers, that has accrued or been recognized, respectively, through the Closing Date such that for each taxable year ending on or prior to the Closing Date (and treating the current taxable year as ending on the Closing Date) the Acquired Fund will not have any unpaid tax liability under Section 852 of the Code. For each calendar year of its operation (including the calendar year that includes the date on which the Acquired Fund liquidates), the Acquired Fund shall have made such distributions, on or prior to the Closing Date, as are necessary so that for all calendar years ending prior to the Closing Date, and for the calendar year that includes the Closing Date, the Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code.

4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The IMST Trust and the Acquiring Fund represent and warrant to the Northern Lights Trust and the Acquired Fund as follows:

(a) The Acquiring Fund is a separate series of the IMST Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The IMST Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement.

(b) The IMST Trust is registered as an open-end management investment company, and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c) The current Prospectus and Statement of Additional Information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result in, a violation of any material provision of the Amended and Restated Agreement and Declaration of Trust of the IMST Trust or its By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e) [RESERVED.]

(f) [RESERVED.]

(g) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The financial statements of the Acquiring Fund for the fiscal year ended September 30, 2021, are in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of the end of its most recently completed fiscal year, in all material respects as of that date, and there are no known contingent liabilities of the Acquiring Fund as of that date not disclosed in such statements.

(i) Since the end of the Acquiring Fund’s fiscal year ended September 30, 2021, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of material indebtedness, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in market value of portfolio securities, or net redemptions shall not constitute a material adverse change.

(j) All Tax returns and reports (including, but not limited to, information returns), that are required to have been filed by the Acquiring Fund have been duly and timely filed. All such returns and reports were true, correct and complete as of the time of their filing, and accurately state the amount of Tax (if any) owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income or other information required to be reported by the Acquiring Fund. All Taxes due or properly shown to be due on such returns and reports have been paid, or provision has been made and properly accounted therefor. To the knowledge of the IMST Trust, no such return is currently being audited by any federal, state, local or foreign taxing authority. To the knowledge of the IMST Trust, there are no deficiency assessments (or deficiency assessments proposed in writing) with respect to any Taxes of the Acquiring Fund. There are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of the Acquiring Fund (other than liens for Taxes not yet due and payable).

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date, will be validly issued, fully paid and non-assessable by the Acquiring Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and there are no outstanding securities convertible into any shares of the Acquiring Fund.

(l) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations.

(n) From the mailing of the N-14 Registration Statement through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the IMST Trust with respect to the Acquiring Fund for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(o) The IMST Trust has in effect an election to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Chapter 1, Subchapter M of the Code. The Acquiring Fund is a fund that is treated as a corporation separate from each other series of the IMST Trust under Section 851(g) of the Code. The Acquiring Fund has no earnings and profits accumulated in any taxable year for which the provisions of Part I of Chapter 1, Subchapter M of the Code (or the corresponding provisions of prior law) did not apply to it. The Acquiring Fund has qualified for treatment as a RIC for each taxable year since its formation that has ended prior to the Closing Date and expects to satisfy the requirements of Part I of Chapter 1, Subchapter M of the Code for the taxable year that includes the Closing Date. The Acquiring Fund has not at any time since its inception been liable for any income or excise tax pursuant to Sections 852 or 4982 of the Code that has not been timely paid. The Acquiring Fund is in compliance in all material respects with all applicable provisions of the Code and all applicable Treasury regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest and to withholding in respect of dividends and other distributions to shareholders and redemption of shares, and is not liable for any material penalties that could be imposed thereunder.

(p) The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Acquiring Fund’s Prospectus, except as previously disclosed in writing to the Acquired Fund.

(q) The Acquiring Fund agrees to use commercially reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(r) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution or performance of this Agreement by the IMST Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-14 Registration Statement and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

4.3 REPRESENTATIONS OF THE IMST TRUST. The IMST Trust represents and warrants to the Northern Lights Trust that the IMST Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

4.4 REPRESENTATIONS OF THE NORTHERN LIGHTS TRUST. The Northern Lights Trust represents and warrants to the IMST Trust that the Northern Lights Trust has adopted compliance policies and procedures, including policies and procedures pursuant to Rule 22e-4 under the 1940 Act, that are reasonably designed to prevent violation of the federal securities laws.

ARTICLE V

COVENANTS

5.1 OPERATION IN ORDINARY COURSE. Each of the Acquiring Fund and the Acquired Fund will operate their businesses in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business may include payment of customary dividends and distributions and shareholder redemptions.

5.2 APPROVAL OF SHAREHOLDERS. The Northern Lights Trust will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably request concerning the beneficial ownership of the Acquired Fund Shares.

5.4 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund, as well as any capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Northern Lights Trust’s Treasurer.

5.6 PREPARATION OF N-14 REGISTRATION STATEMENT. The IMST Trust will prepare and file with the SEC a registration statement on Form N-14 (the “N-14 Registration Statement”) relating to the transactions contemplated by this Agreement in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide the Acquiring Fund with the materials and information necessary to prepare the N-14 Registration Statement.

5.7 INDEMNIFICATION.

(a) The Acquiring Fund (solely out of the Acquiring Fund’s assets and property, including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Fund and the Acquired Fund’s Trustees and officers (collectively, “Acquired Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund or any of the Acquired Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

(b) The Acquired Fund (solely out of the Acquired Fund’s assets and property, including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Fund and the Acquiring Fund’s Trustees and officers (collectively, “Acquiring Fund Indemnified Persons”) from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund or any of the Acquiring Fund Indemnified Persons may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any material breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

5.8 TAX RETURNS. The Northern Lights Trust covenants that by the time of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to have been filed on or before the Closing Date (taking extensions into account) shall have been filed and all federal and other Taxes (if any) required to be shown as due on said returns shall have either been paid or, if not yet due, adequate liability reserves shall have been provided for the payment of such Taxes.

5.9 CLOSING DOCUMENTS. At the Closing, the Northern Lights Trust will provide the IMST Trust with the following:

(a) A certificate, signed by the President and the Treasurer or Assistant Treasurer of the Northern Lights Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund.

(b) A copy of any Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treasury regulation Section 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(c) A copy (which may be in electronic form) of the shareholder ledger accounts of the Acquired Fund, including, without limitation, the name, address and taxpayer identification number of each shareholder of record; the number of shares of beneficial interest held by each shareholder; the dividend reinvestment elections applicable to each shareholder; the backup withholding certifications (e.g., IRS Form W-9) or foreign person certifications (e.g., IRS Form W-8BEN, W-8BEN-E, W-8ECI, or W-8IMY), notices or records on file with the Acquired Fund with respect to each shareholder; and such information as the IMST Trust may reasonably request concerning Acquired Fund Shares or Acquired Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations following the Closing for all of the Acquired Fund Shareholders (the “Acquired Fund Shareholder Documentation”), certified by the Northern Lights Trust’s transfer agent or its President or its Vice President to the best of their knowledge and belief.

(d) All FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Acquired Fund.

5.10 The Acquiring Fund and the Acquired Fund intend that the Reorganization will qualify as a reorganization described in Section 368(a)(1) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation the filing of any Tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization described in Section 368(a)(1) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the IMST Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 The IMST Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Northern Lights Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Agreement.

6.3 The Acquired Fund shall have received on the Closing Date a certificate from the President of the IMST Trust, dated as of the Closing Date, addressing the following points:

(i)        The IMST Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the IMST Trust, and the Acquiring Fund is a separate series of the IMST Trust constituted in accordance with the applicable provisions of the 1940 Act and the Amended and Restated Agreement and Declaration of Trust of the IMST Trust.

(ii)       The IMST Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)       Assuming that consideration of not less than the NAV of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, as provided by this Agreement, are validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(iv)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the IMST Trust’s Amended and Restated Agreement and Declaration of Trust.

(v)        The N-14 Registration Statement has been filed with the SEC and no consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for consummation by the IMST Trust and the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)       To the knowledge of the President of the IMST Trust, except as has been disclosed in writing to the Northern Lights Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the IMST Trust or the Acquiring Fund or any of their properties or assets or any person whom the IMST Trust or the Acquiring Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the IMST Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

6.4 The IMST Trust’s registration statement on Form N-1A with respect to shares of the Acquiring Fund shall continue to be effective and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated.

6.5 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the distribution plan, other fees payable for services provided to the Acquiring Fund, or fee waiver or expense reimbursement undertakings of the Acquiring Fund from those fee amounts and undertakings of the Acquiring Fund described in the N-14 Registration Statement.

6.6 The IMST Trust Board of Trustees, including a majority of Trustees who are not "interested persons" of the IMST Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of such transactions.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Northern Lights Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 The Northern Lights Trust, on behalf of the Acquired Fund, shall have duly executed and delivered to the IMST Trust such bills of sale, assignments, certificates and other instruments of transfer as may be necessary or desirable to transfer all right, title and interest of the Acquired Fund in and to the Acquired Assets.

7.3 The Acquiring Fund shall have received on the Closing Date a certification from the President of the Northern Lights Trust, dated as of the Closing Date, addressing the following points:

(i)         The Northern Lights Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and described in the registration statement on Form N-1A of the Northern Lights Trust, and the Acquired Fund is a separate series of the Northern Lights Trust constituted in accordance with the applicable provisions of the 1940 Act and the Amended Agreement and Declaration of Trust of the Northern Lights Trust.

(ii)        The Northern Lights Trust is registered with the SEC as an investment company under the 1940 Act and such registration with the SEC is in full force and effect.

(iii)       The Acquired Fund has the power to sell, assign, transfer and deliver its assets to be transferred by it under the Agreement, and, upon consummation of the transactions contemplated hereby, the Acquired Fund will have transferred such assets to the Acquiring Fund.

(iv)       The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Amended Agreement and Declaration of Trust of the Northern Lights Trust.

(v)        No consent, approval, authorization or order of any court or governmental authority under U.S. federal law or the Delaware Statutory Trust Act is required to be obtained for the consummation by the Northern Lights Trust and the Acquired Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under Delaware securities laws.

(vi)       To the knowledge of the President of the Northern Lights Trust, except as has been disclosed in writing to the IMST Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Northern Lights Trust or the Acquired Fund or any of their properties or assets or any person whom the Northern Lights Trust or the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation, and neither the Northern Lights Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

7.4 The Acquired Fund shall have delivered to the Acquiring Fund (a) a certificate, signed by the President or Vice President and the Treasurer or Assistant Treasurer of the Northern Lights Trust on behalf of the Acquired Fund, stating the Acquired Fund’s known assets and liabilities, together with information concerning the tax basis and holding period of the Acquired Fund in all securities or investments transferred to the Acquiring Fund; (b) the Acquired Fund Shareholder Documentation; (c) all FASB ASC 740-10-25 (formerly, FIN 48) work papers; (d) copies of the Tax books and records of the Acquired Fund for purposes of preparing any Tax returns required by law to be filed after the Closing Date; and (e) a statement of earnings and profits of the Acquired Fund, as described in paragraph 5.5.

7.5 The Northern Lights Trust Board of Trustees, including a majority of Trustees who are not “interested persons” of the Northern Lights Trust as defined under the 1940 Act, has determined that the transactions contemplated by this Agreement are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of such transactions.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement. Notwithstanding anything to the contrary in the foregoing, if the conditions stated in paragraphs 8.1 and 8.5 below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the transactions contemplated by this Agreement shall not be consummated:

8.1 This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with Delaware law and the provisions of the Amended Agreement and Declaration of Trust of the Northern Lights Trust. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky securities authorities, including any necessary no-action positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 The Northern Lights Trust and the IMST Trust shall have received the opinion of Morgan, Lewis & Bockius LLP dated as of the Closing Date and addressed to the IMST Trust and the Northern Lights Trust, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes:

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders, except for (A) any gain or loss that may be recognized with respect to contracts subject to Section 1256 of the Code, (B) any gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized (i) as a result of the closing of the Acquired Fund’s taxable year, or (ii) upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

(c) The tax basis in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization will be the same as the tax basis of such Acquired Asset in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer;

(d) The holding period in the hands of the Acquiring Fund of each Acquired Asset transferred from the Acquired Fund to the Acquiring Fund in the Reorganization, other than Acquired Assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the Acquired Fund’s holding period for such Acquired Asset (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset);

(e) No gain or loss will be recognized by the Acquiring Fund upon its receipt of all the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund as part of the Reorganization;

(f) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization;

(g) The aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor; and

(h) Each Acquired Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the Acquired Fund Shareholder’s holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of the exchange.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX

EXPENSES

9.1 Except as otherwise provided for herein, AXS (or any affiliate thereof), MFAC (or any affiliate thereof), and UMBFS (or any affiliate thereof) shall bear all expenses of the transactions contemplated by this Agreement (other than expenses, if any, of the shareholders). Except as otherwise agreed by the parties in writing, UMBFS and MFAC collectively shall bear the first $25,000 of the total Reorganization Expenses as defined herein and AXS shall bear all such expenses in excess of that amount. Such expenses include, without limitation: (a) expenses associated with the preparation and filing of the N-14 Registration Statement; (b) postage; (c) printing; (d) accounting fees; (e) audit and legal fees, including fees of the counsel to the Northern Lights Trust, counsel to the Independent Trustees of the Northern Lights Trust, counsel to the IMST Trust, and counsel to the Independent Trustees of the IMST Trust; (f) solicitation costs of the transactions; (g) service provider conversion fees; and (g) any costs associated with meetings of the Funds’ Boards of Trustees relating to the transactions contemplated herein (“Reorganization Expenses”).

AXS (or any affiliate thereof), MFAC (or any affiliate thereof), and UMBFS (or any affiliate thereof) shall remain so liable for expenses, regardless of whether the transactions contemplated by this Agreement occur, and this Section 9.1 shall survive the Closing and any termination of this Agreement pursuant to paragraph 11.1. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a RIC within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

9.2 At the Closing, AXS (or an affiliate thereof), MFAC (or an affiliate thereof), and UMBFS (or an affiliate thereof) shall pay the estimated costs of the Reorganization to be paid by it pursuant to paragraph 9.1, and any remaining balance shall be paid by AXS (or an affiliate thereof), MFAC (or an affiliate thereof), and UMBFS (or an affiliate thereof) within thirty (30) days after the Closing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL

10.1 The IMST Trust, on behalf of the Acquiring Fund, and the Northern Lights Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, including, without limitation, the indemnification obligations under Section 5.7, shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, and the obligations of the Acquiring Fund, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the IMST Trust and the Northern Lights Trust. In addition, either the IMST Trust or the Northern Lights Trust may at its option terminate this Agreement at or prior to the Closing Date due to:

(a) a breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days or, in the sole discretion of the non-breaching party’s Board of Trustees, prior to the Closing Date;

(b) a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears to the terminating party’s Board of Trustees that it will not or cannot be met; or

(c) a determination by the terminating party’s Board of Trustees that the consummation of the transactions contemplated herein is not in the best interest of the party, and to give notice to the other party hereto.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Acquired Fund, the IMST Trust, the Northern Lights Trust, or the respective Trustees or officers to the other party or its Trustees or officers, but paragraph 9.1 shall continue to apply.

ARTICLE XII

AMENDMENTS

12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing any provisions to the detriment of such shareholders.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the IMST Trust personally, but shall bind only the trust property of the Acquiring Fund, as provided in the Amended and Restated Agreement and Declaration of Trust of the IMST Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the IMST Trust on behalf of the Acquiring Fund and signed by authorized officers of the IMST Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the IMST Trust’s Amended and Restated Agreement and Declaration of Trust.

13.6 It is expressly agreed that the obligations of the Acquired Fund hereunder shall not be binding upon any of the Trustees, shareholders, officers, agents, or employees of the Northern Lights Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Amended Agreement and Declaration of Trust of the Northern Lights Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Northern Lights Trust on behalf of the Acquired Fund and signed by authorized officers of the Northern Lights Trust, acting as such. Such authorization by such Trustees and such execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Amended Agreement and Declaration of Trust of the Northern Lights Trust.

13.7 Each of the IMST Trust, on behalf of the Acquiring Fund, and the Northern Lights Trust, on behalf of the Acquired Fund, specifically acknowledges and agrees that any liability under this Agreement with respect to the Acquiring Fund or Acquired Fund, respectively, or in connection with the transactions contemplated herein with respect to the Acquiring Fund or Acquired Fund, respectively, shall be discharged only out of the assets of the Acquiring Fund or Acquired Fund, respectively, and that no other series of the IMST Trust or the Northern Lights Trust shall be liable with respect thereto.

ARTICLE XIV

CONFIDENTIALITY

14.1 Each Fund agrees to treat confidentially and as proprietary information of the other Fund all records and other information, including any information relating to portfolio holdings, of such other Fund and not to use such records and information for any purpose other than the performance of its duties under this Agreement; provided, however, that after prior notification of and written approval by such other Fund (which approval shall not be withheld if the disclosing Fund would be exposed to civil or criminal contempt proceedings for failure to comply when requested to divulge such information by duly constituted authorities having proper jurisdiction, and which approval shall not be withheld unreasonably in any other circumstance), a Fund may disclose such records and/or information as so approved.

ARTICLE XV

COOPERATION AND EXCHANGE OF INFORMATION

15.1 The Northern Lights Trust and the IMST Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended Tax returns or claims for Tax refunds, determining a liability for Taxes or a right to a refund of Taxes, requesting a closing agreement or similar relief from a taxing authority or participating in or conducting any audit or other proceeding in respect of Taxes, or in determining the financial reporting of any Tax position. Each party or its respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of Tax positions of the Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for prior taxable periods for which the party is required to retain records as of the Closing, provided that the Acquired Fund shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

15.2 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund, up to and including the date of the Closing, and such later date on which the Acquired Fund is terminated including, without limitation, responsibility for (i) preparing and filing any Tax returns relating to Tax periods ending on or prior to the date of the Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

***Signature Page Follows.***

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NORTHERN LIGHTS FUNDS TRUST III, on behalf of the Acquired Fund

By:

Name:

Title:

INVESTMENT MANAGERS SERIES TRUST II, on behalf of the Acquiring Fund

By:

	Name:	Rita Dam

	Title:	Treasurer

AXS INVESTMENTS LLC, solely with respect to Article IX	MUTUAL FUND ADMINISTRATION, LLC, solely with respect to Article IX

By:	By:

Name: Russell Tencer	Name:	Joy Ausili

Title: Chief Financial Officer	Title:	Co-CEO

UMB FUND SERVICES, INC., solely with respect to Article IX
By:

	Name:	Terrance Gallagher

	Title:	EVP

APPENDIX B –MORE INFORMATION ABOUT THE ACQUIRING FUND

The term “Fund” below refers to the Acquiring Fund. The information below assumes the approval of the proposal.

MORE ABOUT THE FUND’S INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objectives

The Fund’s investment objective is long-term growth of capital. As a secondary goal, the Fund seeks to manage volatility and market risk. There is no assurance that the Fund will achieve its investment objectives.

The Fund’s investment objectives are not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the Statement of Additional Information (“SAI”).

Principal Investment Strategies

The Fund’s principal investment strategies are discussed in the “Fund Summary” section. This section provides more information about these strategies, as well as information about some additional strategies that the Fund’s Sub-Advisor uses, or may use, to seek to achieve the Fund’s objectives.

To achieve its investment objectives, the Fund invests principally in domestic and foreign equity securities (common stock and depository receipts), ETFs, swaps, futures and options. The Fund may have investment exposure to a broad range of markets that are economically tied to U.S. and foreign markets (including emerging markets). The Fund may also invest in open and closed-end funds which along with ETFs are referred to herein as “Underlying Funds.” AXS may invest in Underlying Funds for a number of reasons, but typically will do so when it wishes the Fund to have an investment in a certain sector, market, region or industry but cannot find an individual company that meets its investment criteria.

Depositary Receipts: The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Derivatives: The Fund may use long and short derivative instruments, including swaps, futures, options, and forward contracts. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are “marked to market” daily. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. Derivatives involve special risks, which are discussed below under Principal Risks.

The Fund may buy and sell (write) call options. The purchaser of a call option has the right to buy a security from the seller at a predetermined price (exercise price) during the life of the option. An option is considered “covered” if the seller owns the security against which the option is written. If the option is “uncovered,” the seller must purchase the security at the current market price if the option is exercised by the purchaser in order to deliver the security. As the seller of a call option, the Fund receives a premium from the purchaser of the option, which provides additional income to the Fund. The Fund may also buy and sell (write) put options. A put option gives the buyer the right to sell or “put” a security at a fixed price within a given time frame in exchange for a premium paid by the buyer. If the market price drops below the strike price, the buyer will be able to sell the security for the strike price, thereby limiting the buyer’s potential loss until the option expires.

The Fund may employ the types of derivatives referenced above in order to gain economic exposure to certain equity market or an asset class, to enhance returns, or to hedge the Fund’s positions by managing or adjusting the risk profile of the Fund or its individual positions.

Short Sales: The value of the Fund’s short positions may equal up to 50% of its net assets. A short sale consists of selling borrowed shares in the hope that they can be bought back later at a lower price. The Fund may be required to pay a fee to borrow the security and to pay over to the lender any payments received on the security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund’s gain is limited by the price at which it sold the security short, its potential loss is unlimited. The more the Fund pays to purchase the security, the more it can lose on the transaction, and the more the price of Fund shares will be affected. The Fund will also incur costs to engage in this practice.

To hedge the Fund’s short positions, the Fund may enter into market index swaps or buy call options, which gives the Fund the right to buy a stock it has sold short at a predetermined price. The call option effectively limits the amount the Fund will have to pay for the stock it sold short. The Fund may also hedge a short position by purchasing a futures contract that the advisor believes is inversely correlated to the short position (i.e., will increase in value if the short position declines in value). Similarly, the Fund may sell futures to hedge a portion of the Fund’s long positions.

Fixed Income Securities: The Fund may also invest in fixed income securities of any maturity and credit quality.

The Fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Fund’s SAI.

Additional Information on AXS’s Investment Approach

AXS utilizes all or parts of a multi-faceted approach in managing the Fund, including fundamental, technical and quantitative analysis.

AXS adjusts the Fund’s market exposure and use of aggressive strategies depending on how clearly its research reflects the market’s direction. Securities held by the Fund will typically be bought and sold pursuant to AXS’s quantitative models based on original research. AXS prefers, however, to hold securities for purposes of tax efficiency. Thus, the Fund may hold the security slightly longer than AXS’s quantitative models suggest if the holding period is close to one year.

AXS bases its quantitative models on a wide array of fundamental and technical factors. Fundamental factors include measures such as, earnings growth rates, return on capital and dividend yield. Technical factors include measures such as price performance, volatility and trading volume.

The Fund may use swaps, such as credit default swaps, total return swaps, interest rate swaps (including constant maturity swaps), currency swaps, purchase futures contracts, and may purchase and sell options on securities, securities indexes, and futures contracts. These types of investments produce economically “leveraged” investment results. Leveraging allows AXS to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the Fund’s investments. These types of investments also allow the Fund to “hedge” against adverse risks by making an investment to reduce the risk of adverse price movements in an asset. Normally, a hedge consists of taking and offsetting position in a related security, such as a futures contract. Hedging doesn’t prevent a negative event from happening, but if it does happen and if AXS believes that the Fund is properly hedged, the impact of the event may be reduced.

As a part of its investment strategy and during periods in which the Fund has limited market exposure, the Fund may invest in money market funds or other short-term interest-bearing instruments. These instruments are typically short-term debt instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities, domestic corporations, financial institutions or other entities that have been determined by AXS to present minimal credit risk. They include, for example, commercial paper, bank obligations, repurchase agreements, money market funds, other corporate debt obligations and government debt obligations. As a result, up to 100% of the Fund’s assets may be invested in cash or cash equivalents at any given time. If the Fund has significant investments in cash or cash equivalents, it may not achieve its investment objectives. In addition, the Fund holds U.S. government securities and repurchase agreements to collateralize its investments in futures and options contracts.

Principal Risks of Investing in the Fund

The Fund’s principal risks are set forth below. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. For example, the financial crisis that began in 2007 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. More recently, the COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor. In response to the crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Equity strategy risk. Because the Fund will normally invest a substantial portion of its assets in equity securities and equity-related instruments designed to track the performance of one or more equity indices, the value of the Fund’s portfolio will be affected by changes in the equity markets. At times, the equity markets can be volatile, and prices of equity securities can change drastically. Market risk will affect the Fund’s net asset value, which will fluctuate as the values of the Fund’s portfolio securities and other assets change. Not all equity prices change uniformly or at the same time, and not all equity markets move in the same direction at the same time. In addition, other factors can adversely affect the price of a particular equity security (for example, poor management decisions, poor earnings reports by an issuer, loss of major customers, competition, major litigation against an issuer, or changes in government regulations affecting an industry). Such factors and their affects may not be able to be predicted. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund's portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the level of interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Issuer-specific risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

Foreign investment risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. Changes in exchange rates and interest rates, and the imposition of foreign taxes, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Many of the risks with respect to foreign investments are more pronounced for investments in developing or emerging market countries. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Market capitalization risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Derivatives risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include futures, options, swaps and forward contracts. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease Fund’s exposure to the risks of the underlying instrument. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, and credit risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, they can increase Fund volatility, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. However, derivatives are subject to additional risks such as operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract). For derivatives that are required to be cleared by a regulated clearinghouse, other risks may arise from the Fund’s relationship with a brokerage firm through which it submits derivatives trades for clearing, including in some cases from other clearing customers of the brokerage firm. The Fund would also be exposed to counterparty risk with respect to the clearinghouse. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time. Certain risks relating to various types of derivatives in which the Fund may invest are described below.

Hedging Transactions. The Fund may employ hedging techniques that involve a variety of derivative transactions, including futures contracts, swaps, exchange-listed and over-the-counter put and call options on securities or on financial indices, and various interest rate and foreign-exchange transactions (collectively, “Hedging Instruments”). Hedging techniques involve risks different than those of underlying investments. In particular, the variable degree of correlation between price movements of Hedging Instruments and price movements in the position being hedged means that losses on the hedge may be greater than gains in the value of the Fund’s positions, or that there may be losses on both parts of a transaction. In addition, certain Hedging Instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction in certain of these instruments without incurring losses. The Sub-Advisor may use Hedging Instruments to minimize the risk of total loss to the Fund by offsetting an investment in one security with a comparable investment in a contrasting security. However, such use may limit any potential gain that might result from an increase in the value of the hedged position. Whether the Fund hedges successfully will depend on the Sub-Advisor’s ability to predict pertinent market movements. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies, because the value of those securities is likely to fluctuate as a result of independent factors not related to currency fluctuations. The daily variation margin requirements in futures contracts might create greater financial risk than would options transactions, where the exposure is limited to the cost of the initial premium and transaction costs paid by the Fund.

Option Contracts. The Fund may invest in options that trade on either an exchange or over-the-counter. By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security or commodity underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated, during the term of the option, to deliver the security or commodity underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security or commodity underlying the option at the exercise price. By writing a put option and receiving a premium, the Fund becomes obligated during the term of the option to purchase the security or commodity underlying the option at the exercise price. An option on an index gives the holder the right to receive an amount of cash upon exercise of the option equal to the difference between the closing value of the index and the exercise price of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a market index such as the S&P 500 Index. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option. When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract (a short position if the option is a call, a long position if the option is a put) at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If the Fund writes a put, it assumes a long futures position. Upon exercise of the option, the delivery of the futures position to the purchaser of the option will be accompanied by transfer to the purchaser of an accumulated balance representing the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future.

Forward Contracts. The Fund may enter into forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price moves of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Sub-Advisor would otherwise recommend, to the possible detriment of the Fund.

Futures Contracts. The Fund may invest in futures that trade on either an exchange or over-the-counter. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security, commodity or currency underlying the contract on the expiration date of the contract at an agreed upon price. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made. Generally, these futures contracts are closed out prior to the expiration date of the contracts. The value of a futures contract tends to increase and decrease in correlation with the value of the underlying instrument. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the instruments and the price of the underlying securities. The Fund’s use of futures contracts (and related options) exposes the Fund to leverage risk because of the small margin requirements relative to the value of the futures contract. A relatively small market movement will have a proportionately larger impact on the funds that the Fund has deposited or will have to deposit with a broker to maintain its futures position. Leverage can lead to large losses as well as gains. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intraday price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Foreign Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions, provided that with respect to transactions on a foreign exchange that is formally linked to a domestic exchange, certain domestic disclosure and anti-fraud provisions may apply. In addition, the price of any foreign futures or option contract may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Transactions entered into by the Fund may be executed on various U.S. and foreign exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. Although the Fund will attempt to execute, clear and settle the transactions through entities believed to be sound, a failure by any such entity may cause the Fund to suffer a loss.

Liquidity of Futures Contracts. In connection with the Fund’s use of futures, the Sub-Advisor will determine and pursue all steps that are necessary and advisable to ensure compliance with the Commodity Exchange Act and the rules and regulations promulgated thereunder. Under certain market conditions, the Fund may find it difficult or impossible to liquidate a position. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day (each a “daily limit”). Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. Over-the-counter instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the CFTC and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

Swap Transactions. The Fund may enter into swap transactions. A swap contract is a commitment between two parties to make or receive payments based on agreed upon terms, and whose value and payments are derived by changes in the value of an underlying financial instrument. Swap transactions can take many different forms and are known by a variety of names. Depending on their structure, swap transactions may increase or decrease the Fund’s exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, values of baskets of securities, or inflation rates. Interest rate swaps are contracts involving the exchange between two contracting parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of an underlying debt obligation in the event of default by the issuer of the debt security. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Depending on how they are used, swap transactions may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of a swap transaction is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund.

Call Options. The seller (writer) of a call option which is covered (e.g., for which the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire investment in the call option. However, if the buyer of the call sells short the underlying security, the loss on the call will be offset in whole or in part by gain on the short sale of the underlying security.

Put Options. The seller (writer) of a put option which is covered (e.g., the writer holds or has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered put option assumes the risk of an increase in the market price of the underlying security above the exercise price of the option plus the premium received. The buyer of a put option assumes the risk of losing its entire investment in the put option.

Over-the-Counter, Non-Cleared Derivatives Transactions. The Fund may enter into derivatives that are not traded on an exchange or other organized facility or contract market. Many of these instruments are also not required to be cleared or are not cleared on a voluntary basis. The risk of nonperformance by the obligor on such an instrument may be greater than the risk associated with an instrument traded on an exchange or other organized trading facility and centrally cleared. In addition, the Fund may not be able to dispose of, or enter into a closing transaction with respect to, such an instrument as easily as in the case of an instrument traded on an exchange or other organized trading facility. Significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange or other organized facility. Derivatives not traded on exchanges or other organized facilities may be subject to less regulation than exchange-traded and on-facility instruments, and many of the protections afforded to participants on an exchange or other organized facility may not be available with respect to these instruments. In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

Bilateral derivatives trading has become subject to increased regulation under recent financial reform laws, and further proposed measures – such as margin requirements for non-cleared transactions – may offer market participants additional protections once implemented. Nonetheless, the Fund will not be fully protected from risks that are present in an over-the-counter, non-cleared trading environment.

Cleared Derivatives Transactions. Transactions in certain derivatives, including some classes of swaps, that are traded on exchanges or other organized regulated trading facilities must be settled (“cleared”) by a regulated clearinghouse. For cleared derivatives transactions, the Fund will be subject to risks that may arise from its relationship with a brokerage firm through which it submits derivatives trades for clearing, including counterparty risk. A brokerage firm typically imposes margin requirements with respect to open derivatives positions, and it is generally able to require termination of those positions in specified circumstances. These margin requirements and termination provisions may adversely affect the Fund’s ability to trade derivatives. The Fund may not be able to recover the full amount of its margin from a brokerage firm if the firm were to go into bankruptcy. The Fund would also be exposed to the credit risk of the clearinghouse. In addition, it is possible that the Fund would not be able to enter into a swap transaction that is required to be cleared if no clearinghouse will accept the swap for clearing.

On-Facility Trading of Swaps. Swaps that are required to be cleared must be traded on a regulated swap execution facility or contract market that makes them available for trading. Other swaps may be traded through such a facility or contact market on a voluntarily basis. The transition from entering into swaps bilaterally to trading them on a facility or contract market may not result in swaps being easier to trade or value and may present certain execution risks if the facilities and contract markets do not operate properly. On-facility trading of swaps is also expected to lead to greater standardization of contract terms. It is possible that the Fund may not be able to enter into swaps that fully meet its investment or hedging needs, or that the costs of entering into customized swaps, including any applicable margin requirements, will be significant.

Illiquidity. Derivatives, especially when traded in large amounts, may not always be liquid. In such cases, in volatile markets the Fund may not be able to close out a position without incurring a loss. Daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivatives may prevent profitable liquidation of positions, subjecting the Fund to potentially greater losses.

Counterparty Credit Risk. Many purchases, sales, financing arrangements, and derivative transactions in which the Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contract. Although the Fund expects to enter into transactions only with counterparties believed by the Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

In situations where the Fund is required to post margin or other collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Leveraging risk. The use of leverage, such as entering into derivatives, may magnify the Fund’s gains or losses. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Recent market events. An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced and may continue to experience particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the United States. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The COVID-19 pandemic could continue to adversely affect the value and liquidity of a Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

Management and strategy risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for a Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Short sales risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. Shorting options or futures may have an imperfect correlation to the assets held by the Fund and may not adequately protect against losses in or may result in greater losses for the Fund’s portfolio. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

ETF and mutual fund risk. Investing in ETFs or mutual funds (including other funds managed by the Advisor or Sub-Advisor) will provide the Fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Portfolio turnover risk. Active and frequent trading of a Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause a Fund, the Advisor, the Sub-Advisors and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

LIBOR risk. Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on LIBOR. LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining the Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time, although it is possible that all or a part of the phase out may be delayed. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is ongoing, and the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the completion of the phase out. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect the Fund’s performance or NAV.

For further information about the risks of investing in the Fund, please see the SAI.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders and in its quarterly holdings report on Form N-PORT.

MANAGEMENT OF THE FUND

Investment Advisor

AXS Investments LLC, a Delaware limited liability company formed in October 2019, which maintains its principal offices at 181 Westchester Avenue, Suite 402, Port Chester, New York 10573, acts as the investment advisor to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Advisor is an investment advisor registered with the SEC and provides investment advice to open-end funds. The Advisor has approximately $676 million in assets under management as of September 30, 2021.

Subject to the general supervision of the Board, the Advisor is responsible for managing the Fund in accordance with its investment objectives and policies using the approaches discussed in the “Principal Investment Strategies” section of this Prospectus, and, as applicable, selecting and overseeing the performance of each Sub-Advisor with regard to the management of the respective Fund in accordance with the same.

Pursuant to the Advisory Agreement, for its services, the Advisor is entitled to receive an annual management fee as listed below of the Fund’s average daily net assets, calculated daily and payable twice a month. For the fiscal year ended September 30, 2021, the Advisor received advisory fees, net of fee waivers equal to 0.60% of the Fund’s average daily net assets.

Manager of Managers Structure

AXS and the Trust have received an exemptive order from the SEC for the Fund which allows AXS to operate the Fund under a “manager of managers” structure (the “Order”). Pursuant to the Order, AXS may, subject to the approval of the Board, hire or replace sub-advisors and modify any existing or future agreement with such sub-advisors without obtaining shareholder approval.

Pursuant to the Order, AXS, with the approval of the Board, has the discretion to terminate any sub-advisor and allocate and reallocate a Fund’s assets among AXS and any other sub-advisor. AXS has the ultimate responsibility, subject to the oversight and supervision by the Board, to oversee any sub-advisor for a Fund and to recommend, for approval by the Board, the hiring, termination and replacement of sub-advisors for a Fund. In evaluating a prospective sub-advisor, AXS will consider, among other things, the proposed sub-advisor’s experience, investment philosophy and historical performance. AXS remains ultimately responsible for supervising, monitoring and evaluating the performance of any sub-advisor retained to manage a Fund or its Subsidiary. Within 90 days after hiring any new sub-advisor, the respective Fund’s shareholders will receive information about any new sub-advisory relationships.

Use of the “manager of managers” structure does not diminish AXS’s responsibilities to the Fund under its Advisory Agreement. AXS has overall responsibility, subject to oversight by the Board, to oversee the sub-advisors and recommend their hiring, termination and replacement. Specifically, AXS will, subject to the review and approval of the Board: (a) set a Fund’s overall investment strategy; (b) evaluate, select and recommend sub-advisors to manage all or a portion of a Fund’s or Subsidiary’s assets; and (c) implement procedures reasonably designed to ensure that each sub-advisor complies with the respective Fund’s or Subsidiary’s investment goal, policies and restrictions. Subject to the review by the Board, AXS will: (a) when appropriate, allocate and reallocate a Fund’s or Subsidiary’s assets among multiple sub-advisors; and (b) monitor and evaluate the performance of the sub-advisors. Replacement of AXS or the imposition of material changes to the Advisory Agreement would continue to require prior shareholder approval.

Portfolio Manager

Parker Binion joined AXS in January 2021. Prior to joining AXS, Mr. Binion was a portfolio manager of Kerns Capital Management, Inc. since September 2014, and was responsible for managing the firm’s separately managed account strategies and hedging/net exposure strategies. Prior to 2014, Mr. Binion was an investment advisor representative with Heritage Capital from 2012 to 2014. He holds an A.B. in political science with a concentration in economics from Duke University and a J.D. with honors from the University of Texas at Austin.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Other Service Providers

IMST Distributors, LLC (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Advisor, the Sub-Advisor or any other service provider for the Fund.

Fund Expenses

The Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.68% and 1.51% of the average daily net assets of the Fund’s Investor Class and Class I shares, respectively. This agreement is in effect until January 31, 2023, and it may be terminated before that date only by the Trust's Board of Trustees.

AXS is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made by AXS to the Fund for a period ending three years after the date of the waiver or payment. Any reduction in advisory fees or payment of fund expenses made by AXS in a fiscal year may be reimbursed by the Fund for a period ending three full years after the date of reduction or payment if AXS so requests. Reimbursement may be requested from a Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense l.0imitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement. Reimbursement of fees waived or payments made will be made on a “first in, first out” basis so that the oldest fees waived or payments are satisfied first. All reimbursement is contingent upon the Board’s subsequent review of the reimbursed amounts. The Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or fund expenses.

DISTRIBUTION PLAN

Distribution (Rule 12b-1) Fees for Investor Class Shares

The Trust has adopted a plan on behalf of the Fund pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”) which allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares, as applicable, and/or shareholder liaison service fees in connection with the provision of personal services to shareholders of Investor Class shares and the maintenance of their shareholder accounts. The 12b-1 Plan provides for the payment of such fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class shares. Since these fees are paid out of the Fund’s assets attributable to the Fund’s Investor Class shares, these fees will increase the cost of your investment and, over time, may cost you more than paying other types of sales charges. The net income attributable to Investor Class shares, will be reduced by the amount of distribution and shareholder liaison service fees and other expenses of the Fund associated with that class of shares.

To assist investors in comparing classes of shares, the table under the Prospectus heading “Fees and Expenses of the Fund” provides a summary of expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered in this Prospectus.

Class I shares are not subject to any distribution fees under the 12b-1 Plan.

Additional Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor pays service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

YOUR ACCOUNT WITH THE FUND

Share Price

The offering price of each class of the Fund’s shares is the net asset value per share (“NAV”) of that class (plus any sales charges, as applicable). The difference among the classes’ NAVs reflects the daily expense accruals of the distribution fees applicable to Investor Class Shares. The Fund’s NAVs are calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAVs would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Trust’s Valuation Committee determines that a “fair value” adjustment is appropriate due to subsequent events. The NAV for each class is determined by dividing the value of a Fund’s portfolio securities, cash and other assets (including accrued interest) allocable to such class, less all liabilities (including accrued expenses) allocable to such class, by the total number of outstanding shares of such class. The Fund’s NAVs may be calculated earlier if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund do not value their shares, which may significantly affect the Fund’s NAVs on days when you are not able to buy or sell Fund shares.

The Fund’s securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when a Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of the Fund’s NAVs from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Fund employs fair value pricing to ensure greater accuracy in determining daily NAVs and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by the Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV are determined. If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAVs.

Other types of portfolio securities that a Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Purchase of Shares

This Prospectus offers funds that have the following classes of shares.

●	Investor Class shares are not subject to sales loads but are subject to annual distribution and shareholder services fees.

●	Class I shares are not subject to any sales loads or distribution fees.

By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares.

Before you invest, you should compare the features of each share class, so that you can choose the class that is right for you. When selecting a share class, you should consider the following:

●	which shares classes are available to you;

●	how long you expect to own your shares;

●	how much you intend to invest; and

●	total costs and expenses associated with a particular share class.

Each class of shares generally has the same rights, except for the distribution fees, and related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To purchase shares of a Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class
Direct Regular Accounts	$1,000	$100
Direct Retirement Accounts	$1,000	$100
Automatic Investment Plan	$1,000	$100
Gift Account For Minors	$1,000	$100
Class I
All Accounts	$5,000	$0

Shares of the Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. The share classes your financial intermediary sells may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.

You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and a Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, the Fund reserves the right to discontinue offering shares at any time or to cease operating entirely.

Class I Shares

To purchase Class I Shares of the Fund, you generally must invest at least the minimum set forth in the Minimum Investment table above. Class I Shares are not subject to any initial sales charge. No CDSC is imposed on redemptions of Class I Shares, and you do not pay any ongoing distribution/service fees.

Class I Shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or similar services. Such clients may include individuals, corporations, endowments and foundations.

In-Kind Purchases and Redemptions

The Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. The Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are generally taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments

Additional subscriptions in a Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at the Fund’s discretion. You may purchase additional shares of a Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address listed in the table below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in a Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment

You may reinvest dividends and capital gains distributions in shares of the Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the same class of the Fund paying the dividend or distribution. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-833-AXS-ALTS (1-833-297-2587). You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Fund at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, the Fund reserves the right to reinvest the distribution check in your account at the relevant Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities, including the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and control persons. Applications without such information will not be considered in good order. The Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Fund in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in the Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100 ($50 for AXS All Terrain Opportunity Fund only), and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Transfer Agent receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-833-AXS-ALTS (1-833-297-2587) at least five days prior to the date of the next AIP transfer. A Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for a Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to AXS Funds. All requests to purchase Fund shares received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying
Through a broker-dealer or other financial intermediary

The Fund is offered through certain approved financial intermediaries (and their agents). The Fund is also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Fund, and will be deemed to have been received by the Fund when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Fund. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. The Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. A financial intermediary which offers shares may charge its individual clients transaction fees which may be in addition to those described in this Prospectus. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Fund’s Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Fund or for additional information.

By mail

The Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, a Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

To buy shares directly from the Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Fund at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Fund together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

	Regular Mail AXS Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery AXS Funds 235 West Galena Street Milwaukee, Wisconsin 53212
The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

Methods of Buying
By telephone

To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-833-AXS-ALTS (1-833-297-2587) and you will be allowed to move money in amounts of at least $500 but not greater than $50,000 from your bank account to the Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on a business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

By wire

To open an account by wire, a completed account application form must be received by the Fund before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the relevant Fund, the account number, and your name so that monies can be correctly applied. Your bank should transmit monies by wire to:

UMB Bank, n.a.

ABA Number 101000695

For credit to “AXS Funds”

A/C #987 2325 184

For further credit to:

Your account number

Fund Name

Name(s) of investor(s)

Social Security Number or Taxpayer Identification Number

Before sending your wire, please contact the Transfer Agent at 1-833-AXS-ALTS (1-833-297-2587) to notify it of your intention to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Your bank may charge a fee for its wiring service.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. The Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Selling (Redeeming) Fund Shares
Through a broker- dealer or other financial intermediary

If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. The Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Fund does not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Fund as described below.

By mail

You may redeem shares purchased directly from a Fund by mail. Send your written redemption request to AXS Funds at the address indicated below. Your request must be in good order and contain the relevant Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

	Regular Mail AXS Funds P.O. Box 2175 Milwaukee, Wisconsin 53201	Overnight Delivery AXS Funds 235 West Galena Street Milwaukee, Wisconsin 53212
A Medallion signature guarantee must be included if any of the following situations apply:

●    You wish to redeem more than $50,000 worth of shares;

●    When redemption proceeds are sent to any person, address or bank account not on record;

●    If a change of address was received by the Transfer Agent within the last 15 days;

●    If ownership is changed on your account; or

●    When establishing or modifying certain services on your account.

By telephone

To redeem shares by telephone, call the Fund at 1-833-AXS-ALTS (1-833-297-2587) and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Fund), you may redeem shares worth up to $50,000, by instructing the Fund by phone at 1-833-AXS-ALTS (1-833-297-2587). Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Selling (Redeeming) Fund Shares

Note: The Fund and all of its service providers will not be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

●    The Fund account number;

●    The name in which his or her account is registered;

●    The Social Security Number or Taxpayer Identification Number under which the account is registered; and

●    The address of the account holder, as stated in the account application form.

Medallion Signature Guarantee

In addition to the situations described above, the Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $1,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-833-AXS-ALTS (1-833-297-2587). The Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. Redemption proceeds for requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the address of record or the bank you indicate or wired using the wire instructions on record, on the following business day. Payment of redemption proceeds may take longer than typically expected, but will be sent within seven calendar days after the Fund receives your redemption request, except as specified below.

If you purchase shares using a check and request a redemption before the check has cleared, a Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, a Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

IRA and retirement plan redemptions from accounts which UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a. Shareholders who hold shares of a Fund through an IRA or other retirement plan, must indicate on their redemption requests whether to withhold federal income tax. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional.

The Fund generally pays sale (redemption) proceeds in cash. A Fund typically expects to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, a Fund may utilize a temporary overdraft facility offered through its custodian, UMB Bank, n.a., in order to assist the Fund in meeting redemption requests. The Fund uses these methods during both normal and stressed market conditions. During conditions that make the payment of cash unwise and/or in order to protect the interests of a Fund’s remaining shareholders, a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash. A Fund may redeem shares in kind during both normal and stressed market conditions. Generally, in kind redemptions will be effected through a pro rata distribution of a Fund’s portfolio securities. If a Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

The Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the relevant Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 30 days of the date of the notice. If, within 30 days of a Fund’s written request, you have not increased your account balance, your shares will be automatically redeemed at the current NAV. A Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss upon the sale of your shares. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Fund’s standing method at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities on a Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder from making additional purchases in a Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interests of Fund shareholders.

Monitoring Trading Practices	The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of a Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, the Fund reserves the right to:

●	vary or waive any minimum investment requirement;

●	refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;

●	reject any purchase request for any reason (generally the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

●	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

●	reject any purchase or redemption request that does not contain all required documentation; and

●	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege

You may exchange shares of a Fund for the same class of shares of other funds managed by the Advisor. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other fund, as stated in that fund’s prospectus. You may realize either a gain or loss on those shares and will be responsible for paying any applicable taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year.

Conversion of Shares

A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please also note, all share conversion requests must be approved by the Advisor.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by a Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by a Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of a Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserves the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Prospectus and Shareholder Report Mailings

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

The Fund enters into contractual arrangements with various parties, including among others the Advisor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the applicable Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from a Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of a Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of those Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions that the Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and/or if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide your Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund’s investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that a Fund will qualify for treaty benefits.

FINANCIAL HIGHLIGHTS OF THE ACQUIRING FUND

The financial highlights table is intended to help you understand the Acquiring Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information for the periods ended has been audited by RSM US LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

AXS Multi-Strategy Alternatives Fund

Class R-1*

Per share operating performance.

For a capital share outstanding throughout each period.

For the Year Ended April 30,
For the Year Ended September 30, 2021	For the Period May 1, 2020 through September 30, 2020**	2020	2019	2018	2017
Net asset value, beginning of period	$11.12	$9.95	$11.49	$13.28	$12.80	$11.56
Income from Investment Operations:
Net investment income (loss)1	(0.11)	(0.03)	(0.03)	-	2	0.03	0.04
Net realized and unrealized gain (loss)	3.36	1.20	(1.41)	0.61	2.15	1.64
Total from investment operations	3.25	1.17	(1.44)	0.61	2.18	1.68

Less Distributions:
From net investment income	-	-	-	-	(0.05)	-
From net realized gain	-	-	(0.10)	(2.40)	(1.65)	(0.44)
Total distributions	-	-	(0.10)	(2.40)	(1.70)	(0.44)

Net asset value, end of period	$14.37	$11.12	$9.95	$11.49	$13.28	$12.80

Total return3	29.23%	11.76	%5	(12.66	)%4	5.34%	17.25%	14.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,546	$12,941	$14,586	$97,281	$84,790	$81,999

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.14%	1.66	%6	1.58%	1.68%	1.64%	1.62%
After fees waived and expenses absorbed	1.68%	1.66	%6	1.58%	1.68%	1.64%	1.62%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.34)%	(0.75	)%6	(0.30)%	(0.02)%	0.24%	0.31%
After fees waived and expenses absorbed	(0.88)%	(0.75	)%6	(0.30)%	(0.02)%	0.24%	0.31%

Portfolio turnover rate	419%	193	%5	727%	838%	534%	318%

*	Financial information from April 30, 2016 through October 18, 2019 is for the KCM Macro Trends Fund, which was reorganized into the AXS Multi-Strategy Alternatives Fund as of the close of business on October 18, 2019.
**	Fiscal year end changed to September 30, effective May 1, 2020.
1	Based on average daily shares outstanding for the period.
2	Amount represents less than $0.005 per share.
3	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4	A predecessor affiliate reimbursed the Fund $43,948 for losses on pricing error. The payment had a positive 0.09% impact to the total return.
5	Not annualized.
6	Annualized.

AXS Multi-Strategy Alternatives Fund

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

				For the Year Ended April 30,
	For the Year Ended September 30, 2021	For the Period May 1, 2020 through September 30, 2020***		2020		2019	2018	For the Period March 20, 2017** through April 30, 2017
Net asset value, beginning of period	$11.16	$9.97		$11.53		$13.28	$12.80	$12.77
Income from Investment Operations:
Net investment income (loss)1	(0.09)	(0.02)		-	2	0.02	0.04	-	2
Net realized and unrealized gain (loss)	3.36	1.21		(1.41)		0.63	2.18	0.03
Total from investment operations	3.27	1.19		(1.41)		0.65	2.22	0.03

Less Distributions:
From net investment income	-	-		(0.05)		-	(0.09)	-
From net realized gain	-	-		(0.10)		(2.40)	(1.65)	-
Total distributions	-	-		(0.15)		(2.40)	(1.74)	-

Net asset value, end of period	$14.43	$11.16		$9.97		$11.53	$13.28	$12.80

Total return3	29.30%	11.94	%4	(12.43	)%7	5.65%	17.49%	0.23	%4

Ratios and Supplemental Data:
Net assets, end of period6	$9,490,282	$49,924,822		$43,876,547		$467,278	$563,187	$15

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.89%	1.41	%5	1.31%		1.51%	1.63%	1.37	%5
After fees waived and expenses absorbed	1.51%	1.41	%5	1.31%		1.51%	1.63%	1.37	%5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.09)%	(0.50	)%5	(0.03)%		0.18%	0.31%	0.00	%5
After fees waived and expenses absorbed	(0.71)%	(0.50	)%5	(0.03)%		0.18%	0.31%	0.00	%5

Portfolio turnover rate	419%	193	%4	727%		838%	534%	318	%4

*	Financial information from March 20, 2017 through October 18, 2019 is for the KCM Macro Trends Fund, which was reorganized into the AXS Multi-Strategy Alternatives Fund as of the close of business on October 18, 2019. On October 21, 2019, Institutional Class shares were re-designated into Class I Shares.
**	Commencement of operations.
***	Fiscal year end changed to September 30, effective May 1, 2020.
1	Based on average daily shares outstanding for the period.
2	Amount represents less than $0.005 per share.
3	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4	Not annualized.
5	Annualized.
6	Amount is actual; not presented in thousands.
7	Payment by a predecessor affiliate had no impact to the total return.

APPENDIX C – FINANCIAL HIGHLIGHTS OF ACQUIRED FUND

The financial highlights tables are intended to help you understand the Acquired Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Acquired Fund has been derived from the financial statements audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the September 30, 2021 annual report, which is available upon request.

Good Harbor Tactical Select Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class A
	Year Ended September 30, 2021		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of year	$9.34		$9.64	$10.86	$10.80	$9.75

Activity from investment operations:
Net investment income (loss) (1)	(0.03)		(0.05)	0.25	0.07	0.07
Net realized and unrealized gain (loss) on investments	2.29		0.02 (6)	(1.08)	0.18	1.09
Total from investment operations	2.26		(0.03)	(0.83)	0.25	1.16
Less Distributions from:
Net investment income	(0.02)		(0.27)	(0.04)	(0.02)	-
Net realized gain	-		-	(0.35)	(0.17)	(0.11)
Return of capital	(0.00	)(7)	-	-	-	-
Total distributions	(0.02)		(0.27)	(0.39)	(0.19)	(0.11)
Net asset value, end of year	$11.58		$9.34	$9.64	$10.86	$10.80
Total return (2)	24.21%		(0.54)%	(7.66)%	2.31%	11.99%
Net assets, at end of year (000s)	$6,735		$6,845	$86	$385	$1,292
Ratio of gross expenses to average net assets (3,4)	1.99%		1.60%	1.74%	1.80%	1.78%
Ratio of net expenses to average net assets (4)	1.75%		1.60%	1.52%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets (4,5)	(0.24)%		(0.55)%	2.52%	0.65%	0.65%
Portfolio turnover rate	332%		465%	474%	402%	310%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios shown do not include the fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(7)	Amount represents less than $0.01 per share.

Good Harbor Tactical Select Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class C
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of year	$9.15	$9.43	$10.67	$10.67	$9.71

Activity from investment operations:
Net investment income (loss) (1)	(0.11)	(0.11)	0.20	0.00 (6)	(0.02)
Net realized and unrealized gain (loss) on investments	2.24	0.01 (7)	(1.09)	0.17	1.09
Total from investment operations	2.13	(0.10)	(0.89)	0.17	1.07

Paid in capital from redemption fees	-	-	-	0.00 (6)	-
Less Distributions from:
Net investment income	-	(0.18)	-	-	-
Net realized gain	-	-	(0.35)	(0.17)	(0.11)
Total distributions	-	(0.18)	(0.35)	(0.17)	(0.11)
Net asset value, at end of year	$11.28	$9.15	$9.43	$10.67	$10.67
Total return (2)	23.28%	(1.26)%	(8.34)%	1.58%	11.10%
Net assets, at end of year (000s)	$5,541	$6,612	$254	$621	$692
Ratio of gross expenses to average net assets (3,4)	2.74%	2.35%	2.49%	2.55%	2.53%
Ratio of net expenses to average net assets (4)	2.50%	2.35%	2.27%	2.15%[5]	2.15%
Ratio of net investment income (loss) to average net assets (4,5)	(0.99)%	(1.28)%	2.04%	(0.03)%	(0.23)%
Portfolio turnover rate	332%	465%	474%	402%	310%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios shown do not include the fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Amount represents less than $0.01 per share.

(7)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

Good Harbor Tactical Select Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Class I
	Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017
Net asset value, beginning of year	$9.31	$9.66		$10.88	$10.86	$9.78

Activity from investment operations:
Net investment income (loss) (1)	0.00 (7)	0.02		0.24	0.12	0.10
Net realized and unrealized gain (loss) on investments	2.27	(0.02	)(6)	(1.04)	0.16	1.09
Total from investment operations	2.27	0.00	(7)	(0.80)	0.28	1.19

Paid in capital from redemption fees	0.00 (7)	-		0.00 (7)	0.00 (7)	0.00 (7)
Less Distributions from:
Net investment income	(0.04)	(0.35)		(0.07)	(0.09)	-
Net realized gain	-	-		(0.35)	(0.17)	(0.11)
Return of capital	0.00 (7)	-		-	-	-
Total distributions	(0.04)	(0.35)		(0.42)	(0.26)	(0.11)
Net asset value, end of year	$11.54	$9.31		$9.66	$10.88	$10.86
Total return (2)	24.37%	(0.27)%		(7.34)%	2.61%	12.26%
Net assets, end of year (000s)	$7,436	$8,937		$7,154	$11,299	$5,307
Ratio of gross expenses to average net assets (3,4)	1.74%	1.35%		1.49%	1.55%	1.53%
Ratio of net expenses to average net assets (4)	1.50%	1.35%		1.27%	1.15%[5]	1.15%
Ratio of net investment income to average net assets (4,5)	0.02%	0.20%		2.44%	1.06%	0.96%
Portfolio turnover rate	332%	465%		474%	402%	310%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns shown exclude the effect of applicable sales loads/redemption fees.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor.

(4)	The ratios shown do not include the fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income (loss) by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

(7)	Amount represents less than $0.01 per share.

APPENDIX D – SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the “Comparison Fee Tables and Examples” section of the Proxy Statement.

The Reorganization will not result in a material change to the Acquired Fund's investment portfolio due to the investment restrictions of the Acquiring Fund. In particular, each security held by the Acquired Fund is eligible to be held by the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the change is not required and is not included.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

D-1

Statement of Additional Information

Investment Managers Series Trust II

AXS Multi-Strategy Alternatives Fund

235 West Galena Street
Milwaukee, Wisconsin 53212

1-833-AXS-ALTS (1-833-297-2587)

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Combined Proxy Statement/Prospectus dated March 18, 2022 (the “Proxy Statement”) for the Special Meeting of Shareholders of the Good Harbor Tactical Select Fund (The “Acquired Fund) series of Northern Lights Fund Trust III, a Delaware statutory trust, to be held on April 29, 2022. This SAI relates specifically to the proposed reorganization of the Acquired Fund into the AXS Multi-Strategy Alternatives Fund (the “Acquiring Fund”), a series of the Investment Managers Series Trust II.

This SAI consists of this cover page and the following described documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein:

•	The Acquired Fund’s Prospectus and Statement of Additional Information each dated February 1, 2022, filed via EDGAR on January 24, 2022 (Accession No. 0001580642-22-000369).

•	The Acquired Fund’s Annual Report to Shareholders dated September 30, 2021, filed via EDGAR on December 9, 2021 (Accession No. 0001580642-21-005755);

•	The Acquiring Fund’s Prospectus and Statement of Additional Information each dated February 1, 2022, filed via EDGAR on January28, 2022 (Accession No. 0001398344-22-001357); and

•	The Acquiring Fund’s Annual Report to Shareholders dated September 30, 2021, filed via EDGAR on December 1, 2021 (Accession No. 0001398344-21-023167).

Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Acquired Fund at 225 Pictoria Drive Suite 450 Cincinnati, Ohio 45246 or by calling 1-877-270-2848 or by writing to the Acquiring Fund at the address above or by calling the Acquiring Fund at 1-833-AXS-ALTS (1-833-297-2587).

Good Harbor Tactical Select Fund

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-591-6313 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 123456789012

Good Harbor Tactical Select Fund

a series of Northern Lights Fund Trust III

The undersigned, revoking all Proxies heretofore given, hereby appoints Richard Malinowski and Eric Kane as Proxy of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Good Harbor Tactical Select Fund (the "Fund"), that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, to be held at 10:00 a.m., Central Time, on April 29, 2022 at the offices of Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, Ohio, 43215.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-591-6313**. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time**.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 29, 2022. The proxy statement for this meeting is available at: https://vote.proxyonline.com/goodharbor/docs/proxy.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Good Harbor Tactical Select Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.**

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]